AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 28, 2007

                                                     REGISTRATION NOS. 033-19423
                                                                        811-5436
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                              SECURITIES ACT OF 1933                        |X|
                            PRE-EFFECTIVE AMENDMENT NO.                     [ ]

                          POST-EFFECTIVE AMENDMENT NO. 46                   |X|
                                     AND/OR

                             REGISTRATION STATEMENT
                                    UNDER THE
                          INVESTMENT COMPANY ACT OF 1940                    |X|

                                AMENDMENT NO. 47

                        (CHECK APPROPRIATE BOX OR BOXES)
                               ------------------
                          PHOENIX MULTI-PORTFOLIO FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                               ------------------
                  101 MUNSON STREET, GREENFIELD, MASSACHUSETTS     01301
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

          C/O PHOENIX EQUITY PLANNING CORPORATION--SHAREHOLDER SERVICES

                                 (800) 243-1574
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
                               ------------------
                        Counsel and Chief Legal Officer:
                               Kevin J. Carr, Esq.
                           Vice President and Counsel
                         Phoenix Life Insurance Company
                                One American Row
                        Hartford, Connecticut 06102-5056

                               John H. Beers, Esq.
                            Vice President and Clerk
                         Phoenix Life Insurance Company
                                One American Row
                        Hartford, Connecticut 06102-5056
                     (name and address of Agent for Service)
                               ------------------

          It is proposed that this filing will become effective (check appropriate box)
          [ ] immediately upon filing pursuant to paragraph (b)
          |X| on March 31, 2007 pursuant to paragraph (b)
          [ ] 60 days after filing pursuant to paragraph (a)(i)

          [ ] on                      pursuant to paragraph (a)(i)
          [ ] 75 days after filing pursuant to paragraph (a)(ii)
          [ ] on                      pursuant to paragraph (a)(ii) of Rule 485.
          If appropriate, check the following box:
          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
================================================================================

--------------------------------------------------------------------------------

                                                                      [Logo]
                                                                     PHOENIX
--------------------------------------------------------------------------------

                                                                   PROSPECTUS


PHOENIX EMERGING MARKETS BOND FUND

PHOENIX INTERNATIONAL STRATEGIES FUND

PHOENIX REAL ESTATE SECURITIES FUND














                                          |                                    | WOULDN'T YOU RATHER HAVE THIS
                                          |                                    | DOCUMENT E-MAILED TO YOU?
TRUST NAME:                               |                                    | Eligible shareholders can sign up for
PHOENIX MULTI-PORTFOLIO FUND              | March 31, 2007                     | E-Delivery at PhoenixFunds.com
                                          |                                    |
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



Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus contains important information that you should know before investing in Phoenix Emerging Markets Bond Fund, Phoenix International Strategies Fund, and Phoenix Real Estate Securities Fund. Please read it carefully and retain it for future reference.

                      PHOENIX MULTI-PORTFOLIO FUND
--------------------------------------------------------------------------------


                      TABLE OF CONTENTS

                      Phoenix Emerging Markets Bond Fund

                         Investment Risk and Return Summary................    1

                         Fund Fees and Expenses............................    6

                         Management of the Fund............................    7

                      Phoenix International Strategies Fund

                         Investment Risk and Return Summary................    9

                         Fund Fees and Expenses............................   13

                         Management of the Fund............................   14

                      Phoenix Real Estate Securities Fund

                         Investment Risk and Return Summary................   17

                         Fund Fees and Expenses............................   21

                         Management of the Fund............................   22

                      Additional Investment Techniques.....................   25

                      Pricing of Fund Shares...............................   29

                      Sales Charges........................................   31

                      Your Account.........................................   38

                      How to Buy Shares....................................   40

                      How to Sell Shares...................................   40

                      Things You Should Know When Selling Shares...........   41

                      Account Policies.....................................   43

                      Investor Services and Other Information..............   46

                      Tax Status of Distributions..........................   47

                      Financial Highlights.................................   49

PHOENIX EMERGING MARKETS BOND FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES

Phoenix Emerging Markets Bond Fund has an investment objective of high current income and a secondary objective of long-term capital appreciation. There is no guarantee that the fund will achieve its objectives. The fund's investment objectives may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 80% of its assets in emerging market bonds, which are debt obligations of emerging markets issuers. An issuer is deemed to be an emerging markets issuer if it is organized under the laws of an emerging market country, its principal securities trading market is in an emerging market country, or at least 50% of its assets, gross revenue or profit, at the time of investment, has been derived from emerging market country activities. The subadviser considers emerging markets to be any country that is defined as an emerging or developing economy by the World Bank, International Finance Corporation, or The United Nations or its authorities. The fund's policy of investing 80% of its assets in emerging markets bonds may be changed only upon 60 days written notice to shareholders.

> The fund is non-diversified under federal securities laws. Generally, the fund invests in issuers in three or more countries; however, it may concentrate more than 25% of its assets in issuers of a single country.

> Fund investments are predominantly in high yield-high risk debt securities ("junk bonds"). To reduce currency risk, the fund invests primarily in U.S. dollar denominated debt securities.

> The fund may invest in equity securities of any capitalization and may enter into credit default, interest rate, total return and cross currency swap agreements.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the fund's subadviser. The subadviser manages the investments of the fund. The subadviser selects securities and countries for investment that it believes have strong fundamentals such as cash flow and economic stability. Securities may be evaluated for sale if the security underperforms based on original expectations or if there are changes in the original fundamentals.


> Interest rate risk is managed by a duration neutral strategy. The subadviser attempts to maintain the duration of the fund at a level similar to that of its benchmark, the JP Morgan Emerging Markets Bond Index Plus. Duration measures the interest rate


                                            Phoenix Emerging Markets Bond Fund 1
         sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and; therefore, the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of the fund's benchmark, the subadviser believes that the fund's exposure to interest rate risk is more consistent with its benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On December 31, 2006 the modified adjusted duration of the JP Morgan Emerging Markets Bond Index Plus was 7.51 years; the modified adjusted duration of the fund was 5.65 years. Typically, for a fund maintaining a modified adjusted duration of 5.65 years, a one percent increase in interest rates typically would cause a 5.65% decrease in the value of the fund's fixed income assets. Similarly, a one percent decrease in interest rates would cause the value of the fund's fixed income assets to increase by 5.65%.

>        Securities selected for portfolio investment may be of any maturity.
         However, the adviser attempts to maintain a maturity composition similar to that of its benchmark in an effort to maintain an interest rate risk profile consistent with its benchmark. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On December 31, 2006 the average maturity of the JP Morgan Emerging Markets Bond Index Plus was 13.8 years; the average adjusted maturity of the fund was 9.2 years.


> The subadviser's investment strategies may result in a high portfolio turnover rate for the fund. A high portfolio turnover rate increases brokerage and other transaction costs to the fund, negatively affects fund performance, and may increase capital gain distributions, resulting in a greater tax liability to you.

Temporary Defensive Strategy: If the adviser does not believe that market conditions are favorable to the fund's principal strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing, without limit, in U.S. debt securities, including short-term money market instruments. When this allocation happens, the fund may not achieve its investment objectives.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund, nor its adviser or subadviser, can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.


2 Phoenix Emerging Markets Bond Fund

CREDIT RISK


Credit risk refers to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating, the greater the chance that the issuer will be unable to make such payments when due. Credit risk is determined at the time of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.


EMERGING MARKET INVESTING RISK

Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors and some developing countries may limit the extent of foreign investment in domestic companies. Emerging market countries often suffer from currency devaluation and higher rates of inflation.

Developing countries may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed by countries with which they trade and may also be affected by economic conditions in such countries. In addition, a negative situation or condition that affects the market in one emerging market region may have a negative impact on all emerging market regions due to the so-called "ripple effect."

To the extent the fund invests 25% or more of its assets in a particular emerging markets country, the fund is more vulnerable to financial, economic or other political developments in that country. Additionally, to the extent the fund concentrates its investments in a particular country, conditions that negatively impact that country will have a greater impact on this fund as compared to a fund that cannot concentrate holdings in a particular country.

EQUITY SECURITIES RISK

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity investments in emerging markets countries are subject to the risks described under "Emerging Market Investing Risk" and "Foreign Investing Risk" in this section.

FOREIGN INVESTING RISK

Foreign markets and currencies may not function as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in


                                            Phoenix Emerging Markets Bond Fund 3
currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.

HIGH YIELD-HIGH RISK FIXED INCOME SECURITIES RISK

High yield-high risk fixed income securities (junk bonds) entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-rated securities, making it more difficult for the subadviser to accurately predict risk. There is a greater risk with high yield-high risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.

INTEREST RATE RISK

Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities or durations, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities or durations. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

LONG-TERM MATURITIES RISK

Securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes.

NON-DIVERSIFICATION RISK

As a non-diversified investment company, the fund is not limited in the proportion of assets that it may invest in the securities of any one issuer. Diversifying a fund's portfolio can reduce the risks of investing. As a non-diversified investment company, the fund may be subject to greater risk since it can invest a greater proportion of its assets in the securities of a small number of issuers. If the fund takes concentrated positions in a small number of issuers, changes in the price of those securities may cause the fund's return to fluctuate more than that of a diversified investment company.


4 Phoenix Emerging Markets Bond Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Emerging Markets Bond Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)
    1997                 13.73
    1998                -32.88
    1999                 40.04
    2000                  1.12
    2001                  5.57
    2002                 12.05
    2003                 31.88
    2004                  8.80
    2005                  9.58
    2006                  8.79

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 16.84% (quarter ending December 31, 1998) and the lowest return for a quarter was -35.96% (quarter ending September 30, 1998).

------------------------------------------------------------------------------------------------------------------
                                                                                              SINCE INCEPTION(3)
  AVERAGE ANNUAL TOTAL RETURNS                                                                ------------------
  (FOR THE PERIODS ENDED 12/31/06)(2)                1 YEAR         5 YEARS       10 YEARS         CLASS C
------------------------------------------------------------------------------------------------------------------
  Class A
------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                               3.62%         12.79%          7.62%              --
------------------------------------------------------------------------------------------------------------------
    Return After Taxes on
    Distributions(4)                                  1.58%          9.99%          3.24%              --
------------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions and
    Sale of Fund Shares(4) (5)                        2.29%          9.32%          3.52%              --
------------------------------------------------------------------------------------------------------------------
  Class B
------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                               3.99%         13.04%          7.32%              --
------------------------------------------------------------------------------------------------------------------
  Class C
------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                               7.94%         12.99%           --              5.98%
------------------------------------------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index(6)             4.33%          5.06%          6.24%            5.85%
------------------------------------------------------------------------------------------------------------------
  J.P. Morgan Emerging Markets Bond Index Plus(7)    10.49%         15.25%         11.02%           10.45%
------------------------------------------------------------------------------------------------------------------


(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(3) Class C Shares since March 26, 1998.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(5) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.


(6) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The J.P. Morgan Emerging Markets Bond Index Plus measures traded external debt instruments in emerging markets. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.


                                            Phoenix Emerging Markets Bond Fund 5

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A           CLASS B           CLASS C
                                                              SHARES            SHARES            SHARES
                                                              ------            ------            ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                  4.75%             None              None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)      None(a)           5.00%(b)          1.00%(c)

Maximum Sales Charge (load) Imposed on Reinvested Dividends    None              None              None

Redemption Fee                                                 None              None              None

Exchange Fee                                                   None              None              None
                                                         -------------------------------------------------------
                                                              CLASS A           CLASS B           CLASS C
                                                              SHARES            SHARES            SHARES
                                                              ------            ------            ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                0.75%             0.75%             0.75%


Distribution and Shareholder Servicing (12b-1) Fees(d)         0.25%             1.00%             1.00%

Other Expenses                                                 0.65%             0.65%             0.65%
                                                               -----             -----             -----
TOTAL ANNUAL FUND OPERATING EXPENSES                           1.65%             2.40%             2.40%
                                                               =====             =====             =====


----------------------
(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.


(d) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.



EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


6 Phoenix Emerging Markets Bond Fund


-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $635                  $971                  $1,329                $2,337
-----------------------------------------------------------------------------------------------------------------
   Class B                      $644                  $951                  $1,285                $2,561
-----------------------------------------------------------------------------------------------------------------
   Class C                      $343                  $748                  $1,280                $2,736
-----------------------------------------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class B                      $244                  $751                  $1,285                $2,561
-----------------------------------------------------------------------------------------------------------------
   Class C                      $243                  $748                  $1,280                $2,736
-----------------------------------------------------------------------------------------------------------------




MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER AND SUBADVISER


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. As of December 31, 2006, Phoenix had approximately $28.7 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Halbis Capital Management (USA) Inc. ("Halbis") is the subadviser to the fund and is located at 452 Fifth Avenue, New York, NY 10018. Halbis is a wholly owned subsidiary of Halbis Partners (UK) Limited, which is wholly owned by HSBC Group Investment Businesses Limited. HSBC Group Investment Businesses Limited is wholly owned by HSBC Investment Bank Holdings PLC, which is wholly owned by HSBC Holdings PLC. As of December 31, 2006, HSBC had approximately $7.5 billion in assets under management.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, overseeing the fund's subadviser, and for the general operation of the fund. Halbis, as subadviser, is responsible for the day-to-day management of the fund's portfolio. Phoenix and Halbis manage the fund's assets to conform with the investment policies as described in this prospectus.


The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:


-----------------------------------------------------------------------------------------------------------------
                                       First $1 billion    $1+ billion through $2 billion      $2+ billion

-----------------------------------------------------------------------------------------------------------------
   Management Fee                           0.75%                      0.70%                      0.65%
-----------------------------------------------------------------------------------------------------------------


During the last fiscal year, the fund paid total management fees of $314,108. The ratio of management fees to average net assets for the fiscal year ended November 30, 2006 was 0.75%.


                                            Phoenix Emerging Markets Bond Fund 7

Phoenix pays Halbis a subadvisory fee that is 50% of the gross management fee as calculated based on the average daily net assets of the fund.

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the fund's 2006 annual report covering the period from December 1, 2005 through November 30, 2006.


PORTFOLIO MANAGEMENT

A team of investment professionals led by Peter N. Marber manages the fund; each individual is jointly and primarily responsible for the day-to-day management of the fund's portfolio.


MICHAEL GAGLIARDI. Mr. Gagliardi has served on the fund's portfolio management team since December 2005. He is a Managing Director, Senior Portfolio Manager for Halbis. Prior to joining Halbis, Mr. Gagliardi was CEO of The Atlantic Advisors, LLC, a leading independent global emerging markets funds management company, which was acquired by Halbis in June 2005. Prior to The Atlantic Advisors, LLC, he was CEO of Wasserstein Perella Emerging Markets from 1993 through 1999.

PETER N. MARBER. Mr. Marber has served as lead portfolio manager of the fund since December 2005. He is the Head of Global Emerging Markets Fixed Income for Halbis. Prior to joining Halbis, Mr. Marber was President of The Atlantic Advisors, LLC, a leading independent global emerging markets funds management company, which was acquired by Halbis in June 2005. Prior to founding The Atlantic Advisors LLC, Mr. Marber was a founding partner and President of Wasserstein Perella Emerging Markets where he built and managed global operations from 1993 through 1999.

DENISE S. SIMON. Ms. Simon has served on the fund's portfolio management team since December 2005. She is a Managing Director, Senior Portfolio Manager for Halbis. Prior to joining Halbis, Ms. Simon was Managing Director and senior portfolio manager of The Atlantic Advisors, LLC, a leading independent global emerging markets funds management company, which was acquired by Halbis in June 2005. Prior to The Atlantic Advisors, LLC, Ms. Simon was a senior portfolio manager at Wasserstein Perella Emerging Markets where she managed global funds for some of the world's largest institutional and high net worth investors from 1998 through 1999.


Please refer to the Statement of Additional Information for additional information about the fund's portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.


8 Phoenix Emerging Markets Bond Fund

PHOENIX INTERNATIONAL STRATEGIES FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix International Strategies Fund has an investment objective of high total return consistent with reasonable risk. There is no guarantee that the fund will achieve its objective. The fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES


> Under normal circumstances, at least 80% of the fund's assets are invested in foreign (non-U.S.) issuers located in three or more foreign countries, which may include emerging market countries. From time to time, the fund may have more than 25% of its assets invested in any major industrial or developed country.

> The fund invests primarily in common stocks of established foreign companies of any capitalization believed to have potential for growth of capital, income or both. At any time, the fund may invest exclusively or primarily either for growth or income. At December 31, 2006, the market capitalization range of the issuers in which the fund was invested ranged from $319 million to $210 billion.


> The fund uses a multi-manager approach. The adviser manages the fund's investment program and the general operations of the fund, including oversight of the fund's subadvisers. Acadian Asset Management, Inc. ("Acadian") and New Star Institutional Managers Limited ("New Star"), as subadvisers, each manage a portion of the fund's assets based on its respective management style. The adviser makes the determination as to the allocation of the assets between the fund's subadvisers.

> Acadian employs a core approach to construct international equity portfolios. Acadian utilizes quantitative screening techniques to identify attractively valued securities. All stocks in the global equity universe are evaluated across multiple quantitative factors.


         o Research is focused on identifying the factors most closely associated with forecasting and identifying outperforming stocks. Factors must have statistical significance, but also must meet the "common sense" test of having a logical connection to the attributes of a successful company.


         o The country decision is considered in combination with the sector decision and driven by the stock selection process. The country/sector model applies those factors that have proven most statistically significant by market and sector based on detailed factor attribution research.

         o A portfolio optimization program is used to balance the expected return of the stocks with such considerations as the portfolio's benchmark, desired level of risk and transaction cost estimates.

                                         Phoenix International Strategies Fund 9

> New Star strives to invest in companies whose return on invested capital exceeds their cost of capital, that enjoy significant competitive advantages, and that it believes have good earnings momentum. Sustainable economic profits rather than accounting profits are the focus. An assessment of the liquidity environment helps determine stock and regional weightings as well as the degree of risk tolerance. Weightings at the country level may deviate significantly from the index.

Temporary Defensive Strategy: Under abnormal market or economic conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing all of its assets in domestic and foreign short-term money market instruments, including government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. When this allocation happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.


Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser or subadvisers expect. As a result, the value of your shares may decrease.


EMERGING MARKET INVESTING RISK

Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies. Emerging market countries often suffer from currency devaluation and higher rates of inflation.

Developing countries may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed by countries with which they trade and may also be affected by economic conditions in such countries. In addition, a negative situation or condition that affects the market in one emerging market region may have a negative impact on all emerging market regions due to the so-called "ripple effect."


10 Phoenix International Strategies Fund

EQUITY SECURITIES RISK

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

o GROWTH STOCKS. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more susceptible than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.

o LARGE MARKET CAPITALIZATION COMPANIES. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

o SMALL AND MEDIUM MARKET CAPITALIZATION COMPANIES. Companies with smaller market capitalizations are often companies with limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

o VALUE STOCKS. Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time, and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent.

FOREIGN INVESTING RISK

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, such as less publicly available information about foreign countries; political and economic instability within countries; differences in financial reporting standards and transaction settlement systems; the possibility of expropriation or confiscatory taxation; and changes in investment or exchange regulations.

Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rates. Exchange rate fluctuations can cause the value of your shares to decrease or increase. Generally, when the value of the U.S. dollar increases against the foreign currency in which an investment is denominated, the security tends to decrease in value which, in turn, may cause the value of your shares to decrease.

To the extent the fund invests 25% or more of its assets in a particular industrial or developed country, the fund is more vulnerable to financial, economic or other political developments in that country. Additionally, to the extent the fund concentrates its investments in a particular country, conditions that negatively impact that country will have a greater impact on this fund as compared to a fund that cannot concentrate holdings in a particular country.


                                        Phoenix International Strategies Fund 11

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix International Strategies Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)
    1997                 10.94
    1998                 25.90
    1999                 27.27
    2000                -17.44
    2001                -25.53
    2002                -14.84
    2003                 28.33
    2004                 20.96
    2005                 13.17
    2006                 23.73

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 22.34% (quarter ending March 31, 1998) and the lowest return for a quarter was -21.88% (quarter ending September 30, 2002).

-----------------------------------------------------------------------------------------------------------------
                                                                                              SINCE INCEPTION(3)
  AVERAGE ANNUAL TOTAL RETURNS                                                                ------------------
  (FOR THE PERIODS ENDED 12/31/06)(2)                1 YEAR        5 YEARS       10 YEARS         CLASS C
-----------------------------------------------------------------------------------------------------------------
  Class A
-----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                             16.62%        11.77%         6.67%               --
-----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(4)          16.39%        11.56%         4.97%               --
-----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and         11.09%        10.25%         4.89%               --
     Sale of Fund Shares(4)
-----------------------------------------------------------------------------------------------------------------
  Class B
-----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                             18.82%        12.27%         6.50%               --
-----------------------------------------------------------------------------------------------------------------
  Class C
-----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                             22.79%        12.32%           --              4.13%
-----------------------------------------------------------------------------------------------------------------
  S&P 500(R) Index(5)                                15.78%         6.19%         8.44%             2.74%
-----------------------------------------------------------------------------------------------------------------
  MSCI EAFE(R) Index(6)                              26.86%        15.43%         8.06%             7.43%
-----------------------------------------------------------------------------------------------------------------


(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(3) Class C Shares since March 30, 1999.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(5) The S&P 500(R) Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(6) The MSCI EAFE(R) Index is a free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total-return basis with net dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.



12 Phoenix International Strategies Fund

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A           CLASS B           CLASS C
                                                              SHARES            SHARES            SHARES
                                                              ------            ------            ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                  5.75%              None              None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)      None(a)           5.00%(b)          1.00%(c)

Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                      None               None              None

Redemption Fee                                                 None               None              None

Exchange Fee                                                   None               None              None
                                                         -------------------------------------------------------

                                                              CLASS A           CLASS B           CLASS C
                                                               SHARES            SHARES            SHARES

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                0.85%             0.85%             0.85%


Distribution and Shareholder Servicing (12b-1) Fees(d)         0.25%             1.00%             1.00%

Other Expenses                                                 0.58%             0.58%             0.58%
                                                               -----             -----             -----
TOTAL ANNUAL FUND OPERATING EXPENSES                           1.68%             2.43%             2.43%
                                                               =====             =====             =====


-----------------------
(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.



EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                        Phoenix International Strategies Fund 13

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class A                      $728                 $1,067                 $1,428                $2,441

-----------------------------------------------------------------------------------------------------------------

   Class B                      $638                  $950                  $1,288                $2,575

-----------------------------------------------------------------------------------------------------------------

   Class C                      $338                  $750                  $1,288                $2,760

-----------------------------------------------------------------------------------------------------------------
You would pay the following expenses if you did not redeem your shares:
-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class B                      $238                  $750                  $1,288                $2,575

-----------------------------------------------------------------------------------------------------------------

   Class C                      $238                  $750                  $1,288                $2,760

-----------------------------------------------------------------------------------------------------------------



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER AND SUBADVISERS


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. As of December 31, 2006, Phoenix had approximately $28.7 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Acadian Asset Management, Inc. ("Acadian") is a subadviser to the fund and is located at One Post Office Square, 20th Floor, Boston, MA 02109. Acadian is a wholly-owned subsidiary of Old Mutual Asset Managers (US) LLC, which is wholly-owned by Old Mutual (US) Holdings, Inc. Old Mutual (US) Holdings, Inc. is wholly-owned by OM Group (UK) Limited. OM Group (UK) Limited is wholly-owned by Old Mutual PLC. Acadian serves as adviser to institutions and individuals. As of December 31, 2006, Acadian had approximately $64.0 billion in assets under management.

Institutional Managers Limited ("New Star") is a subadviser to the fund and is located at 1 Knightsbridge Green, London, United Kingdom, SW1X7NE. New Star is wholly-owned by New Star Institutional Managers Holdings Limited, which is wholly-owned by New Star Asset Management Group Limited. New Star serves as investment adviser to fund vehicles registered in the European Union, charitable foundations, corporations, institutional investors and private accounts. As of December 31, 2006, New Star had approximately U.S. $15.6 billion in assets under management.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, overseeing the fund's subadvisers and recommending their hiring, termination and replacement, and for the general operations of the fund. Acadian and New Star,


14 Phoenix International Strategies Fund as subadvisers, are each responsible for the day-to-day management of a portion of the fund's portfolio. Phoenix, Acadian and New Star manage the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

-----------------------------------------------------------------------------------------------------------------

                                                                    $1+ billion
                                         First $1billion         through $2 billion           $2+ billion

-----------------------------------------------------------------------------------------------------------------
   Management Fee                             0.85%                    0.80%                     0.75%
-----------------------------------------------------------------------------------------------------------------


During the last fiscal year, the fund paid total management fees of $752,621.
The ratio of management fees to average net assets for the fiscal year ended
November 30, 2006 was 0.85%.


Phoenix pays Acadian a subadvisory fee, based on the schedule below, on the aggregated international assets managed by Acadian across all Phoenix Funds subadvised by Acadian:

-----------------------------------------------------------------------------------------------------------------

                                                                   $200+ million
                                       First $200 million       through $500 million         $500+ million

-----------------------------------------------------------------------------------------------------------------
   Subadvisory Fee                            0.50%                    0.40%                     0.35%
-----------------------------------------------------------------------------------------------------------------

Phoenix pays New Star a subadvisory fee, based on the schedule below, on the aggregated international assets managed by New Star across all Phoenix Funds subadvised by New Star:

-----------------------------------------------------------------------------------------------------------------

                                               First $100 million                     $100+ million

-----------------------------------------------------------------------------------------------------------------
   Subadvisory Fee                                   0.50%                                0.40%
-----------------------------------------------------------------------------------------------------------------

The fund and Phoenix have received an exemptive order from the Securities and Exchange Commission that permits Phoenix, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.


A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the fund's 2006 annual report covering the period December 1, 2005 through November 30, 2006.



                                        Phoenix International Strategies Fund 15

PORTFOLIO MANAGEMENT

BRENDAN O. BRADLEY and RAYMOND F. MUI co-manage Acadian's allocation of the fund's portfolio since July 2005 and are jointly and primarily responsible for the day-to-day management of Acadian's portion of the fund's investments.

Mr. Bradley is a Senior Vice President of Acadian and a senior member of the investment research team. He also manages the Phoenix Pathfinder Fund, the Phoenix Worldwide Strategies Fund (international portion) and the Phoenix Value Equity Fund. Prior to joining Acadian in 2004, Mr. Bradley was a Vice President at Upstream Technologies (2002-2004), where he designed and implemented quantitative investment management systems and strategies. His professional background also includes work as a research analyst and consultant at Samuelson Portfolio Strategies (1999-2002).

Mr. Mui is a Senior Vice President of Acadian, specializing in multi-factor equity valuation frameworks and the development of investment strategies for both the developed and emerging equity markets. He also focuses on portfolio optimization tools and the use of derivative instruments for obtaining non-U.S. equity exposure. He also manages the Phoenix Pathfinder Fund, the Phoenix Worldwide Strategies Fund (international portion) and the Phoenix Value Equity Fund. Prior to joining Acadian in 1991, Mr. Mui was a member of the senior technical staff at Hughes Aircraft, where he developed prototypes of command, communications and information systems.


MICHAL BARTEK, CFA and IAN BEATTIE manage New Star's allocation of the fund's portfolio since July 2005. Mr. Beattie has overall responsibility for the day-to-day management of New Star's portion of the fund's investments and is supported by Mr. Bartek. They also manage the Phoenix Worldwide Strategies Fund (international portion).

Mr. Bartek is an Investment Manager of New Star and is responsible for equity research in European markets. Prior to joining New Star in 1999, Mr. Bartek was Equity Analyst with Robert Fleming Securities (1997-1999) and an Equity Analyst at NatWest Markets (1995-1997).

Mr. Beattie is an Investment Director of New Star Institutional Managers Ltd and is responsible for the equity research of Asian markets. He is head of Asian (excluding Japan) equities at New Star. Prior to joining New Star in 1996, Mr. Beattie was a Fund Manager with Royal Insurance Asset Management (1992-1996).


Please refer to the Statement of Additional Information for additional information about the fund's portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.


16 Phoenix International Strategies Fund

PHOENIX REAL ESTATE SECURITIES FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------



INVESTMENT OBJECTIVE


Phoenix Real Estate Securities Fund has an investment objective of capital appreciation and income with approximately equal emphasis. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests 80% of its assets in publicly-traded real estate investment trusts (REITs) and companies that are principally engaged in the real estate industry. An issuer is considered principally engaged in the real estate industry if at least 50% of its gross revenues or net profits come from the ownership, development, construction, financing, management or sale of real estate. The fund, however, does not make direct investments in real estate. The fund's policy of investing 80% of its assets in real estate related securities may be changed only upon 60 days written notice to shareholders.

> The fund will concentrate its assets in the real estate industry. The fund is non-diversified under federal securities laws.


> The fund invests principally in equity REITs. Generally, REITs are publicly-traded companies that manage portfolios of real estate to earn profits for shareholders through investments in commercial and residential real estate. Equity REITs own real estate directly. The fund may also invest in mortgage REITs. Mortgage REITs make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools. The fund may invest in issuers of any capitalization. At December 31, 2006, the market capitalization range of the issuers in which the fund was invested was $1.2 billion to $22.4 billion.


> The adviser manages the fund's investment program and the general operations of the fund, including oversight of the fund's subadviser. The subadviser manages the investments of the fund. The subadviser uses a blended approach in its security selection process, combining a pursuit of growth and value. Securities are selected using a two-tiered screening process. First the subadviser screens the universe of eligible securities for those that it believes offer the potential for reasonably-priced initial appreciation, continued dividend growth and that show signs the issuer is an efficient user of capital. Securities that survive this screening are further evaluated based on interviews and fundamental research that focus on the issuer's strength of management and property, financial and performance reviews.

> Securities are evaluated for sale if their market value exceeds the subadviser's estimated value, if its financial performance is expected to decline or if the subadviser believes the security's issuer fails to adjust its strategy to the real estate market cycle.


                                          Phoenix Real Estate Securities Fund 17

Temporary Defensive Strategy: When the subadviser believes there are extraordinary risks associated with investment in real estate related securities, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing up to 100% of its assets in short-term investments such as money market instruments, repurchase agreements, certificates of deposits and bankers' acceptances. When this allocation happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, the real estate industry and specific companies in which the fund invests can be worse than expected and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease.

EQUITY SECURITIES RISK

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

o LARGE MARKET CAPITALIZATION COMPANIES. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

o SMALL AND MEDIUM MARKET CAPITALIZATION COMPANIES. Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


18 Phoenix Real Estate Securities Fund

NON-DIVERSIFICATION RISK

As a non-diversified investment company, the fund is not limited in the proportion of assets that it may invest in the securities of any one issuer. Diversifying a fund's portfolio can reduce the risks of investing. As a non-diversified investment company, the fund may be subject to greater risk since it can invest a greater proportion of its assets in the securities of a small number of issuers. If the fund takes concentrated positions in a small number of issuers, changes in the price of those securities may cause the fund's return to fluctuate more than that of a diversified investment company.

REAL ESTATE INDUSTRY CONCENTRATION RISK

Concentrating its investments in the real estate industry presents additional risk. Securities of companies in other industries may provide greater investment return in certain market conditions as compared to companies in the real estate industry. Moreover, conditions that negatively impact the real estate industry will have a greater impact on this fund as compared to a fund that does not concentrate in one industry.

The value of investments in issuers that hold real estate may be affected by changes in the values of real properties owned by the issuers. Likewise, investments in businesses related to the real estate industry may also be affected by the value of real estate generally or in particular geographical areas in which the businesses operated. A decline in real estate value may have a negative impact on the value of your shares.

Interest rates also can be a significant factor for issuers that hold real estate and those in related businesses. Increases in interest rates can cause or contribute to declines in real estate prices and can cause "slowdowns" in such related businesses as real estate sales and constructions.

REIT SECURITIES RISK

REIT securities often are not diversified and may only finance a limited number of projects or properties, which may subject REITs to abrupt and large price movements. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended and are affected by changes in interest rates. REITs are heavily dependent on cash flow from properties and, at times, the market price of a REIT's securities may be less than the value of the underlying real estate investment which may result in a lower price when the fund sells its shares in the REIT. REITs may trade less frequently and in lower volume than securities of other larger companies which may also contribute to REIT securities losing value. REITs are dependent on management skills, are not diversified, and are subject to the possibilities of failing to qualify for the federal tax exemption on distributed income and failing to maintain their exemptions under the Investment Company Act of 1940 ("1940 Act"). Assets invested in REITs incur a layering of expenses paid by the REIT that you, as a shareholder in the fund, indirectly bear.


                                          Phoenix Real Estate Securities Fund 19

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Real Estate Securities Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)
    1997                 21.83
    1998                -20.11
    1999                  4.12
    2000                 31.96
    2001                  6.17
    2002                 11.36
    2003                 37.45
    2004                 33.16
    2005                 14.43
    2006                 36.67

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 16.41% (quarter ending December 31, 2004) and the lowest return for a quarter was -12.15% (quarter ending September 30, 1998).

------------------------------------------------------------------------------------------------------------------

                                                                                                      SINCE
                                                                                                   INCEPTION(3)
AVERAGE ANNUAL TOTAL RETURNS                                                                    ------------------
(FOR THE PERIODS ENDED 12/31/06)(2)                   1 YEAR         5 YEARS       10 YEARS           CLASS C

-------------------------------------------------- -------------- -------------- -------------- ------------------
Class A
-------------------------------------------------- -------------- -------------- -------------- ------------------

   Return Before Taxes                                 28.44%        24.54%         15.58%               --

-------------------------------------------------- -------------- -------------- -------------- ------------------

   Return After Taxes on Distributions(4)              27.11%        22.91%         13.61%               --

-------------------------------------------------- -------------- -------------- -------------- ------------------

   Return After Taxes on Distributions and             19.28%        20.91%         12.65%               --
   Sale of Fund Shares(4)

-------------------------------------------------- -------------- -------------- -------------- ------------------
Class B
-------------------------------------------------- -------------- -------------- -------------- ------------------

   Return Before Taxes                                 31.27%        25.07%         15.40%               --

-------------------------------------------------- -------------- -------------- -------------- ------------------
Class C
-------------------------------------------------- -------------- -------------- -------------- ------------------

   Return Before Taxes                                 35.28%           --             --             28.53%

-------------------------------------------------- -------------- -------------- -------------- ------------------

S&P 500(R) Index(5)                                    15.78%         6.19%          8.44%            12.80%

-------------------------------------------------- -------------- -------------- -------------- ------------------

FTSE NAREIT Equity REITs Index(6)                      35.05%        23.19%         14.48%            27.17%

------------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(3) Class C Shares since July 25, 2003.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The S&P 500(R) Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(6) The FTSE NAREIT Equity REITs Index measures all tax-qualified real estate investment trusts listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.


20 Phoenix Real Estate Securities Fund

Class I Shares have been in existence only since December 28, 2006; therefore, performance information is not included for Class I since this class of shares has not had a full calendar year of investment operations.




FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A       CLASS B       CLASS C      CLASS I
                                                              SHARES        SHARES        SHARES       SHARES
                                                              ------        ------        ------       ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                 5.75%          None          None          None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)      None(a)       5.00%(b)     1.00%(c)        None

Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                      None          None          None          None

Redemption Fee                                                 None          None          None          None

Exchange Fee                                                   None          None          None          None
                                                          ---------------------------------------------------------

                                                              CLASS A       CLASS B       CLASS C      CLASS I
                                                              SHARES        SHARES        SHARES       SHARES
                                                              ------        ------        ------       ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                               0.75%         0.75%         0.75%         0.75%

Distribution and Shareholder Servicing (12b-1) Fees(d)        0.25%         1.00%         1.00%         0.00%

Other Expenses                                                0.30%         0.30%         0.30%         0.30%(e)
                                                              -----         -----         -----         -----

TOTAL ANNUAL FUND OPERATING EXPENSES(F)                       1.30%         2.05%         2.05%         1.05%
                                                              =====         =====         =====         =====


----------------------
(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by NASD.

(e) Based on estimated amounts for the current year.


(f) Contractual arrangement with the fund's investment adviser to limit the fund's total operating expenses (excluding interest, taxes and extraordinary expenses) through March 31, 2008, so that such expenses do not exceed 1.30% for Class A Shares, 2.05% for Class B Shares, 2.05% for Class C Shares and 1.05% for Class I Shares. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement, unless authorized to do so by the Board of Trustees.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your


                                          Phoenix Real Estate Securities Fund 21
investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $700                  $963                  $1,247                $2,053
-----------------------------------------------------------------------------------------------------------------
   Class B                      $608                  $843                  $1,103                $2,187
-----------------------------------------------------------------------------------------------------------------
   Class C                      $308                  $643                  $1,103                $2,379
-----------------------------------------------------------------------------------------------------------------
   Class I                      $107                  $334                   $579                 $1,283
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class B                      $208                  $643                  $1,103                $2,187
-----------------------------------------------------------------------------------------------------------------
   Class C                      $208                  $643                  $1,103                $2,379
-----------------------------------------------------------------------------------------------------------------

The examples assume that the expense reimbursement obligations of the adviser are in effect through March 31, 2008. Thereafter, the examples do not reflect any reimbursement obligations.



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER AND SUBADVISER


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. As of December 31, 2006, Phoenix had approximately $28.7 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Duff & Phelps Investment Management Co. ("Duff & Phelps"), an affiliate of Phoenix, is the subadviser to the fund and is located at 55 East Monroe Street, Suite 3600, Chicago, IL 60603. Duff & Phelps acts as subadviser to three mutual funds and as adviser to three closed-end mutual funds and to institutional clients. Duff & Phelps (together with its predecessor) has been in the investment advisory business for more than 70 years. As of December 31, 2006, Duff & Phelps had approximately $7.7 billion in assets under management on a discretionary basis.


22 Phoenix Real Estate Securities Fund

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, overseeing the fund's subadviser, and for the general operations of the fund. Duff & Phelps, as subadviser, is responsible for the day-to-day management of the fund's portfolio. Phoenix and Duff & Phelps manage the fund's assets to conform with the investment policies as described in this prospectus.


The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

-----------------------------------------------------------------------------------------------------------------

                                   First $1 billion      $1+ billion through $2 billion        $2+ billion

------------------------------ ---------------------- ------------------------------------- ---------------------
   Management Fee                        0.75%                        0.70%                       0.65%
-----------------------------------------------------------------------------------------------------------------


During the last fiscal year, the fund paid total management fees of $8,120,790.
The ratio of management fees to average net assets for the fiscal year ended
November 30, 2006 was 0.75%.


The adviser has contractually agreed to limit total operating expenses of the fund (excluding interest, taxes and extraordinary expenses) through March 31, 2008, so that such expenses do not exceed the following percentages of the average annual net asset values of the fund:

-------------------------------------------------------------------------------------------------------------------
                                    Class A Shares       Class B Shares      Class C Shares      Class I Shares
--------------------------------- -------------------- ------------------- ------------------- --------------------
  Real Estate Securities Fund            1.30%                2.05%              2.05%                1.05%
-------------------------------------------------------------------------------------------------------------------

Phoenix pays Duff & Phelps a subadvisory fee at a rate of 50% of the gross investment management fee.


A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement is available in the fund's 2006 annual report covering the period December 1, 2005 through November 30, 2006.


PORTFOLIO MANAGEMENT

MICHAEL SCHATT serves as Senior Portfolio Manager (since 1998) and GEOFFREY DYBAS, CFA, serves as Portfolio Manager (since 1998) and as such are primarily responsible for the day-to-day management of the fund.


Mr. Schatt has served as Senior Vice President of Duff & Phelps since joining the firm in 1994. He is Senior Portfolio Manager and co-founder for all dedicated REIT products managed by Duff & Phelps, which also include the REIT portfolio within the DNP Select Income Fund Inc., a closed-end mutual fund; the Phoenix-Duff & Phelps Real Estate Securities Series, a series of The Phoenix Edge Series Fund offered under various universal life insurance and annuity products; REIT and separate institutional accounts.



                                          Phoenix Real Estate Securities Fund 23

Mr. Dybas joined Duff & Phelps in 1995 and serves as Senior Vice President and Portfolio Manager. He is Portfolio Manager and co-founder for all dedicated REIT portfolios managed by Duff & Phelps, which also include the REIT portfolio within the DNP Select Income Fund Inc., a closed-end mutual fund; the Phoenix-Duff & Phelps Real Estate Securities Series, a series of The Phoenix Edge Series Fund, offered under various universal life insurance and annuity products; REIT institutional and separate accounts. His primary responsibilities include sharing portfolio management and trading decisions, and conducting research on the equity REIT universe.


Please refer to the Statement of Additional Information for additional information about the fund's portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.


24 Phoenix Real Estate Securities Fund

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------


In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the Phoenix Emerging Markets Bond Fund ("Emerging Markets"), Phoenix International Strategies Fund ("International") and Phoenix Real Estate Securities Fund ("Real Estate") may engage in the following investment techniques as indicated:

BORROWING

Each fund may obtain fixed interest rate loans from banks. If the securities purchased with such borrowed money decreases in value or does not increase enough to cover interest and other borrowing costs, the respective fund will suffer greater losses than if no borrowing took place.

BRADY BONDS

Emerging Markets may invest in Brady Bonds. Brady Bonds have an uncollateralized component, and countries issuing such bonds have a history of defaults making the bonds speculative in nature.

CMOS, REMICS AND OTHER PASS-THROUGH SECURITIES

Real Estate may invest in mortgaged-backed securities, such as collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). The values of pass-through securities may fluctuate to a greater degree than other debt securities in response to changes in interest rates. Early payoffs on the underlying loans in mortgage-backed and asset-backed pass-through securities and CMOs may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

CONVERTIBLE SECURITIES

International and Real Estate may invest in convertible securities. Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the respective fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the fund. In addition, securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.


                                                 Phoenix Multi-Portfolio Fund 25

DEBT SECURITIES

In addition to common stocks, International may invest in any other type of securities, including preferred stocks, convertible securities, bonds, notes and debt securities of any maturity and credit quality subject to such limitations as are included in the fund's prospectus and statement of additional information.

Emerging Markets may invest in securities other than emerging market debt obligations of any maturity, such as debt securities and money market instruments issued by corporations and governments based in developed markets.

Typically, debt obligations will decrease in value when interest rates rise. Credit risk for debt obligations generally increases as the rating declines. Securities with lower credit ratings have a greater chance of principal and interest payment default. Debt obligations with longer maturities may be subject to price fluctuations due to interest rates, tax laws and other general market factors. Credit risk is determined at the date of investment. If the rating declines after the date of purchase, the fund is not obligated to sell the security.

DEPOSITARY RECEIPTS

International may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and ADRs not sponsored by U.S. banks. While investment in ADRs and EDRs may eliminate some of the risk associated with foreign investments, it does not eliminate all the risks inherent in investing in securities of foreign issuers. EDRs, and ADRs which are not sponsored by U.S. banks, are subject to the same investment risks as foreign securities.

DERIVATIVES


Each of the funds, except Real Estate, may enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index or rate), including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. The funds may use derivatives to hedge against factors that affect the value of their investments such as interest rates and foreign currency exchange rates. The funds may also utilize derivatives as part of their overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Derivative contracts are usually less liquid than traditional securities and are subject to party counter risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivatives contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, index or rates they were designated to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser's ability to correctly predict the movement of the underlying asset prices, indexes or rates.



26 Phoenix Multi-Portfolio Fund

HIGH YIELD-HIGH RISK FIXED INCOME SECURITIES

International may invest in high yield-high risk fixed income securities. High yield-high risk fixed income securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-rated securities, making it more difficult for the subadviser to accurately predict risk. There is a greater risk with high yield-high risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.

ILLIQUID SECURITIES

Each of the funds may invest in illiquid securities. Illiquid securities may include repurchase agreements with maturities of greater than seven days. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to a fund or entail expenses not normally associated with the sale of a security.

MUTUAL FUND INVESTING

Emerging Markets may invest in shares of closed-end investment companies that invest primarily in emerging market debt securities. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the funds, indirectly bear.

NON-PERFORMING SECURITIES

Emerging Markets may invest in non-performing securities whose quality is comparable to securities rated as low as D by Standard & Poor's or C by Moody's.

SECURITIES LENDING

Each fund, except Real Estate, may loan portfolio securities to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the respective fund can suffer losses.

SHORT-TERM INVESTMENTS

Real Estate may invest in short-term securities, including money market instruments, repurchase agreements, certificates of deposits and bankers' acceptances. Default or insolvency of the other party to a repurchase agreement presents a risk to the funds.

Emerging Markets may invest in money market instruments issued by corporations and governments based in developed markets.


                                                 Phoenix Multi-Portfolio Fund 27

UNRATED FIXED INCOME SECURITIES

The funds may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk, they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult to accurately predict risk.

U.S. AND FOREIGN GOVERNMENT OBLIGATIONS

International may invest in obligations of U.S. and foreign governments and their political subdivisions. Government obligations are not guaranteed to make the value of your shares rise. Foreign obligations are subject to foreign investing risks.

VARIABLE AND FLOATING RATE SECURITIES

Emerging Markets may invest in securities with variable and floating rates. Securities with variable and floating rates are more susceptible to interest rate fluctuations and it is more difficult for the subadviser to assess their potential return.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Emerging Markets may purchase securities on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.

ZERO COUPON BONDS

Emerging Markets may invest in debt obligations that do not make any interest or principal payments for a specified time. The market prices of such bonds generally are more volatile than the market prices of securities that pay interest on a regular basis and may require the fund to make distributions from other sources since the fund does not receive cash payments earned on these securities on a current basis. This may result in a higher portfolio turnover rate and the sale of securities at a time that is less favorable.

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.


28 Phoenix Multi-Portfolio Fund

PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?

Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:

         o  adding the values of all securities and other assets of the fund;

         o  subtracting liabilities; and

         o dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies' net asset values. Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund's net asset value.

Liabilities: Accrued liabilities for class specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.

The net asset value per share of each class of each fund is determined as of the close of trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (the "NYSE") is open for trading. A fund will not calculate its net asset value per share class on days when the NYSE is closed for trading. If a fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.


                                                 Phoenix Multi-Portfolio Fund 29

HOW ARE SECURITIES FAIR VALUED?

If market quotations are not readily available or where available prices are not reliable, the funds determine a "fair value" for an investment according to rules and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser/subadviser, reflect the security's market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of "significant" events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by a fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security's "fair value" on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services;
(iv) an analysis of the company's financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

 The value of a security, as determined using the fund's fair valuation procedures, may not reflect such security's market value.


30 Phoenix Multi-Portfolio Fund

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.



SALES CHARGES
--------------------------------------------------------------------------------


WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?


Presently, three classes of shares are offered of the International Fund and the Emerging Markets Fund and four classes of shares are offered of the Real Estate Fund. Each class of shares, except Class I Shares, has different sales and distribution charges. (See "Fund Fees and Expenses" previously in this prospectus.) The funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 as amended ("the 1940 Act"), that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.


WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or affiliated funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data.


                                                 Phoenix Multi-Portfolio Fund 31

Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled "How to Buy Shares." This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of the Phoenix Funds' Web sites at PhoenixFunds.com or PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 243-1574.


CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested) for the International Fund and the Real Estate Securities Fund and 4.75% of the offering price (4.99% of the amount invested) for the Emerging Markets Bond Fund. The sales charge may be reduced or waived under certain conditions. (See "Initial Sales Charge Alternative--Class A Shares" below.) Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a 1% contingent deferred sales charge ("CDSC") may be imposed on certain redemptions within one year on purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than Class B Shares and Class C Shares.

CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a deferred sales charge of up to 5% of your shares' value. (See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below.) This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchase of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases of Class B Shares in such situations.

CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund, so the higher distribution and service fees paid by Class C Shares continue for the life of the account.


CLASS I SHARES (REAL ESTATE FUND ONLY). Class I Shares are offered primarily to institutional investors such as pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations who purchase the minimum amounts; to private clients of the adviser, subadviser and their affiliates; or through certain wrap programs with which the Distributor has an arrangement. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to


32 Phoenix Multi-Portfolio Fund

Class I Shares. For additional information about purchasing Class I Shares, please contact Mutual Fund Services by calling (800) 243-1574.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. (See "Class A Shares--Reduced Initial Sales Charges" in the Statement of Additional Information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the funds' underwriter (Phoenix Equity Planning Corporation, "PEPCO" or "Distributor").

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

INTERNATIONAL FUND AND REAL ESTATE SECURITIES FUND

                                                                         SALES CHARGE AS
                                                                         A PERCENTAGE OF
                                                  ---------------------------------------------------------------
AMOUNT OF                                                                                       NET
TRANSACTION                                                 OFFERING                           AMOUNT
AT OFFERING PRICE                                            PRICE                            INVESTED
-----------------------------------------------------------------------------------------------------------------
Under $50,000                                                  5.75%                             6.10%
$50,000 but under $100,000                                     4.75                              4.99
$100,000 but under $250,000                                    3.75                              3.90
$250,000 but under $500,000                                    2.75                              2.83
$500,000 but under $1,000,000                                  2.00                              2.04
$1,000,000 or more                                             None                              None

EMERGING MARKETS BOND FUND

                                                                         SALES CHARGE AS
                                                                         A PERCENTAGE OF
                                                  ---------------------------------------------------------------
AMOUNT OF                                                                                       NET
TRANSACTION                                                 OFFERING                           AMOUNT
AT OFFERING PRICE                                            PRICE                            INVESTED
-----------------------------------------------------------------------------------------------------------------
Under $50,000                                                  4.75%                             4.99%
$50,000 but under $100,000                                     4.50                              4.71
$100,000 but under $250,000                                    3.50                              3.63
$250,000 but under $500,000                                    2.75                              2.83
$500,000 but under $1,000,000                                  2.00                              2.04
$1,000,000 or more                                             None                              None

CLASS A SALES CHARGE REDUCTIONS AND WAIVERS

Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the Statement of


                                                 Phoenix Multi-Portfolio Fund 33

Additional Information. Investors buying Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase.

Combination Purchase Privilege. Your purchase of any class of shares of these funds or any other Phoenix Fund (other than any Phoenix money market fund), if made at the same time by the same person, will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of these funds or any other Phoenix Fund (other than any Phoenix money market fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Right of Accumulation. The value of your account(s) in any class of shares of these funds or any other Phoenix Fund (other than any Phoenix money market fund) if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Purchase by Associations. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.


Account Reinstatement Privilege. Subject to the funds' disruptive trading and market timing policies and procedures, for 180 days after you sell your Class A, Class B or Class C Shares on


34 Phoenix Multi-Portfolio Fund
which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more.


Sales at Net Asset Value. In addition to the programs summarized above, the Funds may sell their Class A Shares at net asset value without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of the Phoenix Funds; directors, officers, employees and sales representatives of the adviser, subadviser (if any) or Distributor or a corporate affiliate of the adviser or Distributor; private clients of an adviser or subadviser to any of the Phoenix Funds; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations. Please see the Statement of Additional Information for more information about qualifying for purchases of Class A Shares at net asset value.

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES AND CLASS C SHARES

Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining CDSC at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES

 YEAR          1          2           3           4          5           6+
--------------------------------------------------------------------------------
CDSC           5%         4%          3%          2%         2%          0%

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES

 YEAR          1          2+
--------------------------------------------------------------------------------
CDSC           1%         0%

COMPENSATION TO DEALERS

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.


                                                 Phoenix Multi-Portfolio Fund 35

INTERNATIONAL STRATEGIES FUND AND REAL ESTATE SECURITIES FUND

                                                          SALES CHARGE AS
                                                          A PERCENTAGE OF
                                          -------------------------------------------------
AMOUNT OF                                                                                       DEALER DISCOUNT
TRANSACTION                                       OFFERING                  AMOUNT            AS A PERCENTAGE OF
AT OFFERING PRICE                                   PRICE                  INVESTED             OFFERING PRINCE
--------------------------------------------------------------------------------------------------------------------
Under $50,000                                        5.75%                   6.10%                   5.00%
$50,000 but under $100,000                           4.75                    4.99                    4.25
$100,000 but under $250,000                          3.75                    3.90                    3.25
$250,000 but under $500,000                          2.75                    2.83                    2.25
$500,000 but under $1,000,000                        2.00                    2.04                    1.75
$1,000,000 or more                                   None                    None                    None

EMERGING MARKETS BOND FUND

                                                          SALES CHARGE AS
                                                          A PERCENTAGE OF
                                          -------------------------------------------------
AMOUNT OF                                                                                       DEALER DISCOUNT
TRANSACTION                                       OFFERING                  AMOUNT            AS A PERCENTAGE OF
AT OFFERING PRICE                                   PRICE                  INVESTED             OFFERING PRINCE
-------------------------------------------------------------------------------------------------------------------
Under $50,000                                        4.75%                   4.99%                   4.25%
$50,000 but under $100,000                           4.50                    4.71                    4.00
$100,000 but under $250,000                          3.50                    3.63                    3.00
$250,000 but under $500,000                          2.75                    2.83                    2.25
$500,000 but under $1,000,000                        2.00                    2.04                    1.75
$1,000,000 or more                                   None                    None                    None


In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. (This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these plan participants' purchases.) Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of these funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and


36 Phoenix Multi-Portfolio Fund
third party marketers; (b) pay broker-dealers a finder's fee in an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000 and
0.25% on amounts greater than $10,000,000. If part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder's fee would have been paid where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment that the dealer waives the finder's fee otherwise payable to the dealer, or agrees to receive such finder's fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.


From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.


                                                 Phoenix Multi-Portfolio Fund 37

YOUR ACCOUNT
--------------------------------------------------------------------------------


OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below. These procedures do not apply to purchases of Class I Shares. For additional information about purchasing Class I Shares, please contact Mutual Fund Services by calling (800) 243-1574.

The funds have established the following preferred methods of payment for fund shares:

         o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

         o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

         o Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.

Payment in other forms may be accepted at the discretion of the funds. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at net asset value next calculated after the decision is made by us to close the account.

STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:


         o $25 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege or accounts that use the Systematic Purchase program. (See below for more information on the Systematic Purchase program.)



38 Phoenix Multi-Portfolio Fund

         o There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

         o  $500 for all other accounts.

Minimum ADDITIONAL investments:

         o  $25 for any account.

         o There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse a purchase order for any reason.

STEP 2.

Your second choice will be what class of shares to buy. The Emerging Markets Bond and International Strategies Funds offer Class A Shares, Class B Shares and Class C Shares and the Real Estate Securities Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares for individual investors. Each share class, with the exception of Class I Shares, has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         o Receive both dividends and capital gain distributions in additional shares;

         o Receive dividends in additional shares and capital gain distributions in cash;

         o Receive dividends in cash and capital gain distributions in additional shares; or

         o  Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.


                                                 Phoenix Multi-Portfolio Fund 39

HOW TO BUY SHARES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                    TO OPEN AN ACCOUNT
                                    (CLASS A, CLASS B AND CLASS C SHARES ONLY)
----------------------------------- -------------------------------------------
Through a financial advisor         Contact your advisor. Some advisors may
                                    charge a fee and may set different minimum investments or limitations on buying shares.

----------------------------------- --------------------------------------------
Through the mail                    Complete a New Account Application and send
                                    it with a check payable to the fund. Mail
                                    them to: State Street Bank, P.O. Box 8301,
                                    Boston, MA 02266-8301.
----------------------------------- --------------------------------------------
Through express delivery            Complete a New Account Application and send
                                    it with a check payable to the fund. Send
                                    them to: Boston Financial Data Services,
                                    Attn: Phoenix Funds, 30 Dan Road, Canton, MA
                                    02021-2809.
----------------------------------- --------------------------------------------
By Federal Funds wire               Call us at (800) 243-1574 (press 1, then 0).
----------------------------------- --------------------------------------------

By Systematic Purchase              Complete the appropriate section on the
                                    application and send it with your initial investment payable to the fund. Mail them to: State Street Bank, P.O. Box 8301,
                                    Boston, MA 02266-8301.

----------------------------------- --------------------------------------------
By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
--------------------------------------------------------------------------------

The price at which a purchase is effected is based on the net asset value determined after receipt of a purchase order by the funds' Transfer Agent.



HOW TO SELL SHARES
--------------------------------------------------------------------------------


You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class B Share or Class C Share redemption, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


40 Phoenix Multi-Portfolio Fund

--------------------------------------------------------------------------------
                                    TO SELL SHARES
                                    (CLASS A, CLASS B AND CLASS C SHARES ONLY)
----------------------------------- --------------------------------------------
Through a financial advisor         Contact your advisor. Some advisors may
                                    charge a fee and may set different minimums
                                    on redemptions of accounts.
----------------------------------- --------------------------------------------
Through the mail                    Send a letter of instruction and any share
                                    certificates (if you hold certificate
                                    shares) to: State Street Bank, P.O. Box
                                    8301, Boston, MA 02266-8301. Be sure to
                                    include the registered owner's name, fund
                                    and account number, and number of shares or
                                    dollar value you wish to sell.
----------------------------------- --------------------------------------------
Through express delivery            Send a letter of instruction and any share
                                    certificates (if you hold certificate
                                    shares) to: Boston Financial Data Services,
                                    Attn: Phoenix Funds, 30 Dan Road, Canton, MA
                                    02021-2809. Be sure to include the
                                    registered owner's name, fund and account
                                    number, and number of shares or dollar value
                                    you wish to sell.
----------------------------------- --------------------------------------------
By telephone                        For sales up to $50,000, requests can be
                                    made by calling (800) 243-1574.
----------------------------------- --------------------------------------------
By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
----------------------------------- --------------------------------------------
By Check (Emerging Markets Bond     If you selected the checkwriting feature,
Fund only)                          you may write checks for amounts of $500 or
                                    more. Checks may not be used to close an
                                    account.
--------------------------------------------------------------------------------



THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions "in-kind" (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the fund's net assets, whichever is less, over any 90-day period. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.


                                                 Phoenix Multi-Portfolio Fund 41

REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors
         Act:

         Send a clear letter of instructions if all of these apply:

         o The proceeds do not exceed $50,000.

         o The proceeds are payable to the registered owner at the address on record.

         Send a clear letter of instructions with a signature guarantee when any of these apply:

         o You are selling more than $50,000 worth of shares.

         o The name or address on the account has changed within the last 30 days.

         o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.

If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent's signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third-party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See "Disruptive Trading and Market Timing" in this Prospectus.)

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.


42 Phoenix Multi-Portfolio Fund

ACCOUNT POLICIES
--------------------------------------------------------------------------------


ACCOUNT REINSTATEMENT PRIVILEGE


Subject to the funds' disruptive trading and market timing policies and procedures, for 180 days after you sell your Class A, Class B or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.


Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

DISTRIBUTIONS OF SMALL AMOUNTS


Distributions in amounts less than $10 will automatically be reinvested in additional shares of the applicable fund.


UNCASHED CHECKS

If any correspondence sent by the fund is returned by the postal or other delivery service as "undeliverable," your dividends or any other distribution may be automatically reinvested in the fund.


If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current net asset value. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.


EXCHANGE PRIVILEGES

You should read the prospectus of the Phoenix Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361, or accessing our Web sites at PhoenixFunds.com or PhoenixInvestments.com.


                                                 Phoenix Multi-Portfolio Fund 43

         o You may exchange shares of one fund for the same class of shares of another Phoenix Fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

         o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

         o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

DISRUPTIVE TRADING AND MARKET TIMING

These funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

         o dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

         o an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

         o reducing returns to long-term shareholders through increased brokerage and administrative expenses.

Additionally, the nature of the portfolio holdings of the International Fund and the Emerging Markets Bond Fund may expose those funds to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the fund's shares, sometimes referred to as "time-zone arbitrage." Arbitrage market timers seek to exploit possible delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the fund's shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. If an


44 Phoenix Multi-Portfolio Fund
arbitrageur is successful, the value of the fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.

In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the funds' Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder's trading activity, the funds may consider, among other factors, the shareholder's trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Phoenix Fund complex, in non-Phoenix mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that they believe, in the exercise of their judgement, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds' policies regarding excessive trading. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.


                                                 Phoenix Multi-Portfolio Fund 45

The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the funds. There is no assurance that the funds or their agents will have access to any or all information necessary to detect market timing in omnibus accounts. While the funds will seek to take action (directly and with the assistance of financial intermediaries) that will detect market timing, the funds cannot guarantee that such trading activity in omnibus accounts can be completely eliminated.

The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

RETIREMENT PLANS

Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.



INVESTOR SERVICES AND OTHER INFORMATION
--------------------------------------------------------------------------------



SYSTEMATIC PURCHASE is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Systematic Purchase Section on the application and include a voided check.


SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another Phoenix Fund at the interval you select.


46 Phoenix Multi-Portfolio Fund

To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one Phoenix Fund for the same class of shares in another Phoenix Fund, using our customer service telephone service. (See the "Telephone Exchange" section on the application.) Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.


SYSTEMATIC WITHDRAWAL allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares from your account will be redeemed at the closing net asset value on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25, and minimum account balance requirements continue to apply. Shareholders in the program must own Phoenix Fund shares worth at least $5,000.

DISCLOSURE OF FUND HOLDINGS. The funds make available on the Phoenix Funds' Web sites, PhoenixFunds.com or PhoenixInvestments.com, information with respect to each fund's top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. With respect to the Phoenix Real Estate Securities Fund, the top ten holdings and summary composition information are reported on a one-month lag. This information will remain available on the Web sites until full portfolio holdings information becomes publicly available. A full listing of each fund's portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the Securities and Exchange Commission ("SEC") on Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. The funds' shareholder reports are available without charge on Phoenix's Web site at PhoenixFunds.com (also accessible at PhoenixInvestments.com). The funds' Form N-Q filings are available on the SEC's Internet site at sec.gov. A more detailed description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is also available in the Statement of Additional Information.




TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------


The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.


                                                 Phoenix Multi-Portfolio Fund 47

--------------------------------------------------------------------------------
   FUND                                                 DIVIDEND PAID
--------------------------------------------------------------------------------
   Emerging Markets Bond Fund                              Monthly
--------------------------------------------------------------------------------
   International Strategies Fund                         Semiannually
--------------------------------------------------------------------------------
   Real Estate Securities Fund                            Quarterly
--------------------------------------------------------------------------------


Distributions of short-term capital gains (gains on securities held for a year or less) and net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.


Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


48 Phoenix Multi-Portfolio Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


These tables are intended to help you understand the funds' financial performance for the last five years or since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by the funds' independent registered public accounting firm, PricewaterhouseCoopers LLP. Their report, together with the funds' financial statements, is included in the funds' most recent Annual Report, which is available upon request.

Since the Real Estate Securities Fund Class I Shares have been in existence only since December 28, 2006, no financial information is included here for that class.


PHOENIX EMERGING MARKETS BOND FUND

                                                                                CLASS A
                                                     --------------------------------------------------------------

                                                                        YEAR ENDED NOVEMBER 30,
                                                         2006        2005        2004        2003(5)    2002(4)(5)
                                                       ---------  ----------   ---------   ----------  -----------
Net asset value, beginning of period                    $ 8.56      $ 8.25      $ 8.07       $ 6.80      $ 6.58
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                  0.47(2)     0.49(2)     0.47(2)      0.67        0.65(2)
   Net realized and unrealized gain (loss)                0.31        0.37        0.29         1.22        0.28
                                                        ------      ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                     0.78        0.86        0.76         1.89        0.93
                                                        ------      ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                  (0.49)      (0.55)      (0.58)       (0.62)      (0.57)
   Return of capital                                        --          --          --           --       (0.14)
                                                        ------      ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                 (0.49)      (0.55)      (0.58)       (0.62)      (0.71)
                                                        ------      ------      ------       ------      ------
Change in net asset value                                 0.29        0.31        0.18         1.27        0.22
                                                        ------      ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                          $ 8.85      $ 8.56      $ 8.25       $ 8.07      $ 6.80
                                                        ======      ======      ======       ======      ======
Total return(1)                                           9.39%      10.78%       9.86%       28.94%      14.55%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)               $30,489     $27,450     $22,583      $35,910     $31,401
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                     1.65%       1.67%       1.53%        1.49%(3)    1.58%(3)
   Net investment income                                  5.47%       5.83%       5.75%        7.73%       9.47%
Portfolio turnover                                         139%         33%        140%         491%        588%
-----------------------------


(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) For the periods ended November 30, 2003 and 2002 for Class A, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included the ratio of net operating expense would have been 0.01% lower than the ratio shown in the table.


(4) As required, effective December 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended November 30, 2002, was to decrease the ratio of net investment income to average net assets from 9.79% to 9.67% for Class A. There was no effect on net investment income (loss) per share and net realized and unrealized gain (loss) per share for Class A.

(5) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under credit default and interest rate swap agreements previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class B was to increase net investment income per share and to decrease net realized and unrealized gain (loss) per share buy $0.02 for the period ended November 30, 2003, and to decrease net investment income per share and to increase net realized and unrealized gain
    (loss) per share by $0.01 for the period ended November 30, 2002. The net investment income ratio increased by 0.30% for the period ended November 30, 2003 and decreased by 0.13% for the period ended November 30, 2002.


                                                 Phoenix Multi-Portfolio Fund 49

--------------------------------------------------------------------------------

PHOENIX EMERGING MARKETS BOND FUND

                                                                                CLASS B
                                                     --------------------------------------------------------------

                                                                        YEAR ENDED NOVEMBER 30,
                                                         2006        2005        2004        2003(5)    2002(4)(5)
                                                       ---------  ----------   ---------   ----------  -----------
Net asset value, beginning of period                    $ 8.36      $ 8.07      $ 7.91       $ 6.68      $ 6.47
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                   0.40(2)     0.42(2)     0.40(2)      0.58        0.59(2)
  Net realized and unrealized gain (loss)                 0.30        0.36        0.28         1.22        0.28
                                                        ------      ------      ------       ------      ------
  TOTAL FROM INVESTMENT OPERATIONS                        0.70        0.78        0.68         1.80        0.87
                                                        ------      ------      ------       ------      ------
LESS DISTRIBUTIONS
  Dividends from net investment income                   (0.43)      (0.49)      (0.52)       (0.57)      (0.53)
  Return of capital                                         --          --          --           --       (0.13)
                                                        ------      ------      ------       ------      ------
    TOTAL DISTRIBUTIONS                                  (0.43)      (0.49)      (0.52)       (0.57)      (0.66)
                                                        ------      ------      ------       ------      ------
Change in net asset value                                 0.27        0.29        0.16         1.23        0.21
                                                        ------      ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                          $ 8.63      $ 8.36      $ 8.07       $ 7.91      $ 6.68
                                                        ======      ======      ======       ======      ======
Total return(1)                                           8.60%       9.94%       8.98%       27.91%      13.80%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)                 $9,075     $17,140     $26,853      $44,671     $46,865
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                      2.41%       2.43%       2.29%        2.24%(3)    2.33%(3)
  Net investment income                                   4.69%       5.08%       4.99%        7.02%       8.78%
Portfolio turnover                                         139%         33%        140%         491%        588%
-----------------------------


(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) For the periods ended November 30, 2003 and 2002 for Class B, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio of net operating expense would have been 0.01% lower than the ratio shown in the table.

(4) As required, effective December 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended November 30, 2002, was to decrease the ratio of net investment income to average net assets from 9.02% to 8.91%, decrease the net investment income (loss) per share from $0.61 to $0.60; and increase the net realized and unrealized gain (loss) per share from $0.26 to $0.27 for Class
    B. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.


(5) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under credit default and Interest rate swap agreements previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class B was to increase net investment income per share and to decrease net realized and unrealized gain (loss) per share by $0.02 for the period ended November 30, 2003, and to decease net investment income per share and to increase net realized and unrealized gain
    (loss) per share by $0.01 for the period ended November 30, 2002. The net investment income ratio increased by $0.30% for the period ended November 30, 2003 and decreased by 0.13% for the period ended November 30, 2002.



50 Phoenix Multi-Portfolio Fund

--------------------------------------------------------------------------------

PHOENIX EMERGING MARKETS BOND FUND

                                                                                CLASS C
                                                     --------------------------------------------------------------

                                                                        YEAR ENDED NOVEMBER 30,
                                                         2006        2005        2004        2003(4)    2002(3)(4)
                                                       ---------  ----------   ---------   ----------  -----------
Net asset value, beginning of period                    $ 8.41      $ 8.12      $ 7.95       $ 6.73      $ 6.51
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                  0.40(2)     0.42(2)     0.40(2)      0.58        0.60(2)
   Net realized and unrealized gain (loss)                0.30        0.36        0.29         1.21        0.28
                                                        ------      ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                     0.70        0.78        0.69         1.79        0.88
                                                        ------      ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                  (0.43)      (0.49)      (0.52)       (0.57)      (0.53)
   Return of capital                                        --          --          --           --       (0.13)
                                                        ------      ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                 (0.43)      (0.49)      (0.52)       (0.57)      (0.66)
                                                        ------      ------      ------       ------      ------
Change in net asset value                                 0.27        0.29        0.17         1.22        0.22
                                                        ------      ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                          $ 8.68      $ 8.41      $ 8.12       $ 7.95      $ 6.73
                                                        ======      ======      ======       ======      ======
Total return(1)                                           8.55%       9.88%       9.06%       27.54%      13.88%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                $1,299      $2,024      $2,115       $3,418      $2,783
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                     2.40%       2.43%       2.29%        2.24%       2.33%
   Net investment income                                  4.71%       5.08%       4.98%        7.06%       8.71%
Portfolio turnover                                         139%         33%        140%         491%        588%
-----------------------------


(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.


(3) As required, effective December 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended November 30, 2002, was to decrease the ratio of net investment income to average net assets from 8.95% to 8.83%; decrease the net investment income (loss) per share from $0.62 to $0.61; and increase the net realized and unrealized gain (loss) per share from $0.26 to $0.27 for Class C.

(4) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under credit default and interest rate swap agreements previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class C was to increase net investment income per share and to decrease net realized and unrealized gain (loss) per share by $0.03 for the period ended November 30, 2003 and to decrease net investment income per share and to increase net realized and unrealized gain
    (loss) per share by $0.01 for the period ended November 30, 2002. The net investment income ratio increased by 0.30% for the period ended November 30, 2003 and decreased by 0.12% for the period ended November 30, 2002.



                                                 Phoenix Multi-Portfolio Fund 51

--------------------------------------------------------------------------------

PHOENIX INTERNATIONAL STRATEGIES FUND

                                                                                CLASS A
                                                     --------------------------------------------------------------

                                                                        YEAR ENDED NOVEMBER 30,
                                                         2006        2005        2004         2003        2002
                                                       ---------  ----------   ---------   ----------  -----------
Net asset value, beginning of period                    $10.96      $ 9.84      $ 8.21       $ 7.11      $ 7.92
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                        0.14        0.11        0.11         0.06        0.02
   Net realized and unrealized gain (loss)                2.83        1.21        1.70         1.04       (0.83)
                                                        ------      ------      ------       ------      ------
    TOTAL FROM INVESTMENT OPERATIONS                      2.97        1.32        1.81         1.10       (0.81)
                                                        ------      ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                  (0.17)      (0.20)      (0.18)          --          --
                                                        ------      ------      ------       ------      ------
    TOTAL DISTRIBUTIONS                                  (0.17)      (0.20)      (0.18)          --          --
                                                        ------      ------      ------       ------      ------
Change in net asset value                                 2.80        1.12        1.63         1.10       (0.81)
                                                        ------      ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                          $13.76      $10.96      $ 9.84       $ 8.21      $ 7.11
                                                        ======      ======      ======       ======      ======
Total return(1)                                          27.39%      13.61%      22.36%       15.47%     (10.23)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)               $83,849     $71,335     $57,946      $51,664     $52,234
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                 1.60%       1.79%       1.83%        2.02%       1.90%
   Gross operating expenses                               1.68%       1.89%       1.83%        2.02%       1.90%
   Net investment income (loss)                           1.16%       1.06%       1.23%        0.90%       0.19%
Portfolio turnover                                          86%        142%         50%          38%         33%


                                                                                CLASS B
                                                     --------------------------------------------------------------

                                                                        YEAR ENDED NOVEMBER 30,
                                                          2006       2005        2004         2003        2002
                                                       ---------  ----------   ---------   ----------  -----------
Net asset value, beginning of period                    $10.04      $ 9.04      $ 7.56       $ 6.60      $ 7.40
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                        0.05        0.04        0.04         0.01       (0.04)
   Net realized and unrealized gain (loss)                2.59        1.10        1.57         0.95       (0.76)
                                                        ------      ------      ------       ------      ------
TOTAL FROM INVESTMENT OPERATIONS                          2.64        1.14        1.61         0.96       (0.80)
                                                        ------      ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                  (0.05)      (0.14)      (0.13)          --          --
                                                        ------      ------      ------       ------      ------
    TOTAL DISTRIBUTIONS                                  (0.05)      (0.14)      (0.13)          --          --
                                                        ------      ------      ------       ------      ------
Change in net asset value                                 2.59        1.00        1.48         0.96       (0.80)
                                                        ------      ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                          $12.63      $10.04      $ 9.04       $ 7.56      $ 6.60
                                                        ======      ======      ======       ======      ======
Total return(1)                                          26.43%      12.74%      21.52%       14.55%     (10.81)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                $6,575      $6,008      $6,809       $7,377      $8,562
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                 2.35%       2.55%       2.58%        2.78%       2.65%
   Gross operating expenses                               2.43%       2.63%       2.58%        2.78%       2.65%
   Net investment income (loss)                           0.42%       0.43%       0.45%        0.14%      (0.56)%
Portfolio turnover                                          86%        142%         50%          38%         33%
-----------------------------


(1) Sales charges are not reflected in the total return calculation.


(2) Computed using average shares outstanding.



52 Phoenix Multi-Portfolio Fund

--------------------------------------------------------------------------------

PHOENIX INTERNATIONAL STRATEGIES FUND

                                                                                CLASS C
                                                     --------------------------------------------------------------

                                                                        YEAR ENDED NOVEMBER 30,
                                                          2006       2005        2004         2003        2002
                                                       ---------  ----------   ---------   ----------  -----------
Net asset value, beginning of period                    $10.00      $ 9.01      $ 7.54       $ 6.56      $ 7.37
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (2)                       0.05        0.04        0.04         0.01       (0.04)
   Net realized and unrealized gain (loss)                2.59        1.09        1.56         0.97       (0.77)
                                                        ------      ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                     2.64        1.13        1.60         0.98       (0.81)
                                                        ------      ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                  (0.05)      (0.14)      (0.13)          --          --
                                                        ------      ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                 (0.05)      (0.14)      (0.13)          --          --
                                                        ------      ------      ------       ------      ------
Change in net asset value                                 2.59        0.99        1.47         0.98       (0.81)
                                                        ------      ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                          $12.59      $10.00      $ 9.01       $ 7.54      $ 6.56
                                                        ======      ======      ======       ======      ======
Total return(1)                                          26.54%      12.67%      21.45%       14.94%     (10.99)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                $2,371      $1,595      $1,286       $1,029      $1,017
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                 2.35%       2.55%       2.58%        2.78%       2.65%
   Gross operating expenses                               2.43%       2.64%       2.58%        2.78%       2.65%
   Net investment income (loss)                           0.48%       0.39%       0.48%        0.14%      (0.56)%
Portfolio turnover                                          86%        142%         50%          38%         33%
-----------------------------


(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.


                                                 Phoenix Multi-Portfolio Fund 53

--------------------------------------------------------------------------------

PHOENIX REAL ESTATE SECURITIES FUND

                                                                                CLASS A
                                                     -------------------------------------------------------------

                                                                      YEAR ENDED NOVEMBER 30,
                                                       2006        2005        2004         2003        2002
                                                     ---------  ----------   ---------   ----------  -----------
Net asset value, beginning of period                  $28.15      $25.46       $20.09      $15.59       $15.23
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                      0.30        0.43         0.44        0.62         0.69
   Net realized and unrealized gain (loss)             10.73        4.08         5.60        4.62         1.04
                                                      ------      ------       ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                  11.03        4.51         6.04        5.24         1.73
                                                      ------      ------       ------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.37)      (0.42)       (0.50)      (0.62)       (0.68)
   Distributions from net realized gains               (0.63)      (1.40)       (0.17)      (0.12)       (0.69)
                                                      ------      ------       ------      ------       ------
     TOTAL DISTRIBUTIONS                               (1.00)      (1.82)       (0.67)      (0.74)       (1.37)
                                                      ------      ------       ------      ------       ------
Change in net asset value                              10.03        2.69         5.37        4.50         0.36
                                                      ------      ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD                        $38.18      $28.15       $25.46      $20.09       $15.59
                                                      ======      ======       ======      ======       ======
Total return(1)                                        40.37%      18.67%       30.68%      34.81%       12.05%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)          $1,289,007    $737,744     $511,107    $260,615      $51,440
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                               1.30%       1.30%        1.28%       1.30%        1.30%
   Gross operating expenses                             1.30%       1.30%        1.28%       1.34%        1.61%
   Net investment income                                0.94%       1.68%        1.98%       3.52%        4.48%
Portfolio turnover                                        24%         22%          28%         16%          14%


                                                                               CLASS B
                                                    --------------------------------------------------------------

                                                                      YEAR ENDED NOVEMBER 30,
                                                        2006       2005         2004        2003         2002
                                                     ---------  ----------   ---------   ----------   ----------
Net asset value, beginning of period                  $27.86      $25.21       $19.91      $15.46       $15.11
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                      0.07        0.23         0.27        0.48         0.57
   Net realized and unrealized gain (loss)             10.59        4.05         5.54        4.59         1.03
                                                      ------      ------       ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                  10.66        4.28         5.81        5.07         1.60
                                                      ------      ------       ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.15)      (0.23)       (0.34)      (0.50)       (0.56)
   Distributions from net realized gains               (0.63)      (1.40)       (0.17)      (0.12)       (0.69)
                                                      ------      ------       ------       ------      ------
     TOTAL DISTRIBUTIONS                               (0.78)      (1.63)       (0.51)      (0.62)       (1.25)
                                                      ------      ------       ------       ------      ------
Change in net asset value                               9.88        2.65         5.30        4.45         0.35
                                                      ------      ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD                        $37.74      $27.86       $25.21      $19.91       $15.46
                                                      ======      ======       ======       ======      ======
Total return(1)                                        39.29%      17.81%       29.74%      33.76%       11.23%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)             $71,240     $59,042      $57,797     $39,299      $17,984
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                               2.05%       2.05%        2.03%       2.05%        2.05%
   Gross operating expenses                             2.05%       2.05%        2.03%       2.09%        2.37%
   Net investment income                                0.24%       0.93%        1.25%       2.79%        3.70%
Portfolio turnover                                        24%         22%          28%         16%          14%
-----------------------------


(1) Sales charges are not reflected in the total return calculation.


(2) Computed using average shares outstanding.



54 Phoenix Multi-Portfolio Fund

--------------------------------------------------------------------------------

PHOENIX REAL ESTATE SECURITIES FUND

                                                                             CLASS C
                                                  ---------------------------------------------------------------

                                                                                                    FROM
                                                                                                 INCEPTION
                                                             YEAR ENDED NOVEMBER 30,          JULY 25, 2003 TO
                                                       2006            2005          2004     NOVEMBER 30, 2003
                                                    ---------        --------     ---------   -----------------
Net asset value, beginning of period                  $28.12           $25.43        $20.07         $17.90
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                      0.06             0.25          0.26           0.19
   Net realized and unrealized gain (loss)             10.71             4.07          5.61           2.13
                                                      ------           ------        ------         ------
    TOTAL FROM INVESTMENT OPERATIONS                   10.77             4.32          5.87           2.32
                                                      ------           ------        ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.15)           (0.23)        (0.34)         (0.15)
   Distributions from net realized gains               (0.63)           (1.40)        (0.17)            --
                                                      ------           ------        ------         ------
     TOTAL DISTRIBUTIONS                               (0.78)           (1.63)        (0.51)         (0.15)
                                                      ------           ------        ------         ------
Change in net asset value                               9.99             2.69          5.36           2.17
                                                      ------           ------        ------         ------
NET ASSET VALUE, END OF PERIOD                        $38.11           $28.12        $25.43         $20.07
                                                      ------           ------        ------         ------
Total return(1)                                        39.32%           17.80%        29.78%         13.03%(4)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)            $112,794          $67,764       $38,399         $4,785
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                               2.05%            2.05%         2.03%          2.05%(3)
   Gross operating expenses                             2.05%            2.05%         2.03%          2.07%(3)
   Net investment income                                0.19%            0.97%         1.17%          2.88%(3)
Portfolio turnover                                        24%              22%           28%            16%(4)
-----------------------------


(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) Annualized.

(4) Not annualized.


                                                 Phoenix Multi-Portfolio Fund 55

 [Logo]
PHOENIX

Phoenix Equity Planning Corporation
P.O. Box 150480
Hartford, CT 06115-0480



ADDITIONAL INFORMATION
You can find more information about the Funds in the following documents:

ANNUAL AND SEMIANNUAL REPORTS
Annual and semiannual reports contain more information about the Funds' investments. The annual report discusses the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, PhoenixFunds.com, or you can request copies by calling us toll-free at 1-800-243-1574.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC's Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574
Text Telephone: 1-800-243-1926









NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

Investment Company Act File No. 811-5436
PXP467                                                                    3-07

                          PHOENIX MULTI-PORTFOLIO FUND

                       PHOENIX EMERGING MARKETS BOND FUND

                      PHOENIX INTERNATIONAL STRATEGIES FUND

                       PHOENIX REAL ESTATE SECURITIES FUND

                                101 Munson Street
                         Greenfield, Massachusetts 01301


                       STATEMENT OF ADDITIONAL INFORMATION

                                 March 31, 2007

   The Statement of Additional Information ("SAI") is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Multi-Portfolio Fund (the "Trust"), dated March 31, 2007, and should be read in conjunction with it. The SAI incorporates by reference certain information that appears in the Trust's annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the Trust's Prospectus, annual or semiannual reports by visiting the Phoenix Funds' Web sites at PhoenixFunds.com or PhoenixInvestments.com, by calling Phoenix Equity Planning Corporation ("PEPCO") at (800) 243-4361 or by writing to PEPCO at One American Row, P.O. Box 5056, Hartford, CT 06102-5056.


                                TABLE OF CONTENTS

                                                                           PAGE

The Trust ................................................................    1
Investment Restrictions ..................................................    1
Investment Techniques and Risks ..........................................    2
Performance Information ..................................................   14
Portfolio Turnover .......................................................   16
Portfolio Transactions and Brokerage......................................   16
Disclosure of Fund Holdings...............................................   17
Services of the Adviser and Subadvisers...................................   18
Portfolio Managers .......................................................   21
Net Asset Value ..........................................................   24
How to Buy Shares ........................................................   24
Alternative Purchase Arrangements ........................................   25
Investor Account Services ................................................   27
How to Redeem Shares .....................................................   29
Dividends, Distributions and Taxes .......................................   30
Tax Sheltered Retirement Plans............................................   34
The Distributor...........................................................   34
Distribution Plans........................................................   36
Management of the Trust...................................................   37
Additional Information ...................................................   43
Appendix..................................................................   45





                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361
                         Text Telephone: (800) 243-1926



PXP468 (3/07)

                                    THE TRUST

   The Trust is an open-end management investment company which was organized under Massachusetts law in 1987 as a Massachusetts business trust, and was reorganized as a Delaware statutory trust in November 2000.

   The Trust's Prospectus describes the investment objectives and strategies that the Phoenix Emerging Markets Bond Fund (the "Emerging Markets Fund"), the Phoenix International Strategies Fund (the "International Fund") and the Phoenix Real Estate Securities Fund (the "Real Estate Fund") (each, a "Fund" and, together, the "Funds") each will employ in seeking to achieve its respective investment objective. The Real Estate Fund's investment objective is a fundamental policy of that Fund and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. The Emerging Markets and International Funds' investment objectives are each a non-fundamental policy and may be changed without shareholder approval. The following discussion supplements the disclosure in the Prospectus.

                             INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Trust with respect to the each of the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the Investment Company Act of 1940, as amended, (the "1940 Act") to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

     The Fund may not:

     (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. This restriction does not apply to the Real Estate Fund and Emerging Markets Fund.

     (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities), except the Real Estate Fund will concentrate its assets in the real estate industry.

     (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and
(ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

     (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by the Securities and Exchange Commission ("SEC") exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

     (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

     (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

     (8)(a) REAL ESTATE FUND. Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

     (8)(b) EMERGING MARKETS FUND AND INTERNATIONAL FUND. Lend securities or make any other loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the funds may purchase debt securities, may enter into repurchase agreements, may lend portfolio securities and may acquire loans, loan participations and assignments (both funded and unfunded) and other forms of debt instruments.

     Except with respect to investment restriction (3) above, if any percentage restriction described above for the Funds is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Funds' assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

                         INVESTMENT TECHNIQUES AND RISKS

   The Funds may utilize the following practices or techniques in pursuing their investment objectives.

DEBT SECURITIES

   The Real Estate Fund may invest in debt securities (which include for purposes of this investment policy convertible debt securities which the subadviser believes have attractive equity characteristics). The Real Estate Fund may invest in debt securities rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investor Service, Inc. ("Moody's") or, if not rated, are judged to be of comparable quality as determined by the subadviser. In choosing debt securities for purchase by the Fund, the subadviser will employ the same analytical and valuation techniques utilized in managing the equity portion of the Real Estate Fund's holdings and will invest in debt securities only of companies that satisfy the subadviser's investment criteria.

   The value of the Real Estate Fund's investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase and when interest rates rise, the values of such securities can generally be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower- rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.

DERIVATIVE INVESTMENTS

   In order to seek to hedge various portfolio positions, including to hedge against price movements in markets in which a Fund anticipates increasing its exposure, the Funds, except the Real Estate Fund, may invest in certain instruments which may be characterized as derivative investments. These investments include various types of interest rate transactions, options and futures. Such investments also may consist of indexed securities, including inverse securities. The Funds have express limitations on the percentage of its assets that may be committed to certain of such investments. Other of such investments have no express quantitative limitations, although they may be made solely for hedging purposes, not for speculation, and may in some cases require limitations as to the type of permissible counter-party to the transaction. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transactions and that pertaining to the securities which are the subject of such transactions. Similarly, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates which are the subject of the hedge. Investments in indexed securities, including inverse securities, subject a Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

EMERGING MARKET SECURITIES

   The Emerging Markets Fund and the International Fund may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above. The Emerging Markets Fund may also invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country, or
(iii) companies whose principal activities are located in emerging market countries.

   The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Funds are uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the

Funds due to subsequent declines in value of portfolio securities or, if the Funds have entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

   Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.

   Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Funds.

   ADDITIONAL RISK FACTORS. As a result of its investments in foreign securities, the Emerging Markets Fund and International Fund may each receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

   In addition, the Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Fund may hold foreign currency in anticipation of purchasing foreign securities. The Fund may also elect to take delivery of the currencies' underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

   While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund's profit or loss on currency options or forward contracts, as well as its hedging strategies.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

   The International and Emerging Markets Funds may use financial futures contracts and related options to hedge against changes in the market value of their portfolio securities or securities which they intend to purchase. The International and Emerging Markets Funds may use foreign currency futures contracts to hedge against changes in the value of foreign currencies. (See "Foreign Currency Transactions" below.) Hedging is accomplished when an investor takes a position in the futures market opposite to the investor's cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with (although in inverse relation to) cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities or the value of foreign currencies may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which the Fund utilizing this investment technique may wish to purchase in the future by purchasing futures contracts.

   The International and Emerging Markets Funds may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. Financial futures contracts consist of interest rate futures contracts, securities index futures contracts and foreign currency futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation in which a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract (although an obligation to deliver or receive the underlying security in the future is created by such a contract). Initially, when it enters into a financial futures contract, a Fund utilizing this investment technique will be required to deposit in a pledged account with the Trust's custodian bank any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily. This amount is known as an initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. However, subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit a margin balance pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   The Funds utilizing this investment technique will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly, and will be in addition to those paid for direct purchases and sales of securities.

   LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. The Funds utilizing this investment technique may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of portfolio securities or securities which it intends to purchase or foreign currencies. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be specifically designated on the accounting records of the Fund to collateralize fully the position and thereby ensure that it is not leveraged.

   RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out on an exchange if the exchange provides a secondary market for such contracts or options. A Fund utilizing this investment technique will enter into a futures or futures related option position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its positions effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's turnover rate.

   The successful use of futures contracts and related options depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for the period may be less than if it had not engaged in the hedging transaction.

   Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities or currencies which are being hedged. If the price of the futures contract moves more or less than the price of the securities or currency being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities or currency. It is possible that, where a Fund has sold futures contracts to hedge against decline in the market, the market may advance and the value of securities held in the Fund or the currencies in which its foreign securities are denominated may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities or foreign currencies before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such cases, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities or currencies rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, because, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the underlying securities market, increased participation by speculators in the futures market could cause temporary price distortions. Because of the possibility of price distortions in the futures market and of the imperfect correlation between movements in the prices of securities or foreign currencies and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund (i.e., the loss of the premium paid) while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

FOREIGN CURRENCY TRANSACTIONS

   The International and Emerging Markets Funds (each a "Foreign Currency Fund") each may engage in foreign currency transactions. The following is a description of these transactions.

   Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

   No Fund will enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. The Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily in an amount not less than the value of a Foreign Currency Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities specifically designated declines, additional cash or securities will be added so that the specifically designated amount is not less than the amount of the Foreign Currency Fund's commitments with respect to such contracts.

   Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

   A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Foreign Currency Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Foreign Currency Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Foreign Currency Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Foreign Currency Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

   Foreign Currency Futures Transactions. Each Foreign Currency Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Foreign Currency Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

   Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

   Regulatory Restrictions. To the extent required to comply with SEC Release No. IC-10666, when purchasing a futures contract or writing a put option, each Foreign Currency Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the value of such contracts.

   To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, a Foreign Currency Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts (including foreign currency and all other futures contracts) held by the Foreign Currency Fund plus premiums paid by it for open options on futures would exceed 5% of the Foreign Currency Fund's total assets. The Foreign Currency Funds will engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

   Foreign currency warrants. Foreign currency warrants such as currency exchange warrants ("CEWs") are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchases of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may be used to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

   Principal exchange rate linked securities. Principal exchange rate linked securities (or "PERLS") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar, "reverse" PERLS are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.

Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

   Performance indexed paper. Performance indexed paper (or "PIP") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about the time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

FOREIGN SECURITIES

   The Funds may invest in U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities and may invest directly in common stocks issued by foreign companies or in securities represented by American Depositary Receipts ("ADRs").

   Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which may affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

   ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. ADRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

HIGH YIELD - HIGH RISK FIXED INCOME SECURITIES

   The International Fund may invest in bonds considered to be less than investment-grade, commonly known as "junk" bonds. The Emerging Markets Fund may invest up to 100% of its total assets in these bonds.

   While management will seek to minimize risk through diversification and continual evaluation of current developments in interest rates and economic conditions, the market prices of lower-rated securities generally fluctuate more than those of higher rated securities. Using credit ratings helps to evaluate the safety of principal and interest payments but does not assess market risk. Fluctuations in the market value of portfolio securities subsequent to acquisition by the Funds will not normally affect cash income from such securities but will be reflected in the Fund's net asset value. Additionally, with lower-rated securities, there is a greater possibility that an adverse change in the financial condition of the issuer, particularly a highly-leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the Fund seeking recovery from the issuer. Also, to the extent that the Fund invests in securities in the lower rating categories, the achievement of its goals will be more dependent on management's ability than would be the case if it were only investing in securities in the higher rating categories. Lower-rated securities may be thinly traded and therefore harder to value and more susceptible to adverse publicity concerning the issuer.

LOAN PARTICIPATIONS AND ASSIGNMENTS

   The Emerging Markets Fund may also invest in fixed-rate or floating-rate loans arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("lenders"). Generally, investments in loans would be in the form of loan participations and assignments of loan portfolios from third parties.

   When investing in a loan participation, the Fund will typically have the right to receive payments from the lender to the extent that the lender receives payments from the borrower. In addition, the Fund will be able to enforce their rights through the lender, and not directly against the borrower. As a result, in a loan participation the Fund assumes credit risk with respect to both the borrower and the lender.

   When the Fund purchases loan assignments from lenders, it will acquire direct rights against the borrower, but these rights and the Funds' obligations may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be illiquid.

MUTUAL FUND INVESTING

   The International Fund is authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act. In certain countries, investments by the Fund may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. Investors should recognize that the Fund's purchase of the securities of such other investment companies results in the layering of expenses such that investors indirectly bear a proportionate part of the expenses for such investment companies including operating costs and investment advisory and administrative fees.

OPTIONS ON SECURITIES AND SECURITIES INDICES

   The International and Emerging Markets Funds may engage in option transactions. Call options on securities and securities indices written by the Funds normally will have expiration dates between three and nine months from the date written. The exercise price of a call option written by a Fund utilizing this investment technique may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

   During the option period, a Fund utilizing this investment technique may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/ Silver Index. The International Fund may write call options and purchase call and put options on these and any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund, to prevent an underlying security from being called, or to enable the Fund to write another call option with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of a Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   OVER-THE-COUNTER OPTIONS. The International and Emerging Markets Funds may deal in over-the-counter options ("OTC options"). The investment adviser understands the position of the staff of the SEC to be that purchased OTC options and the assets used in "cover" for written OTC options are illiquid securities. The Funds have adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of a Fund. A brief description of such procedures is set forth below.

   The International and Emerging Markets Funds will engage in OTC options transactions only with dealers that meet certain credit and other criteria. The Funds and the investment adviser believe that the approved dealers present minimal credit risks to the Funds and, therefore, should be able to enter into closing transactions if necessary. A liquidity charge may be assessed and is computed as described below.

   The Funds anticipate entering into agreements with dealers to which the Funds sell OTC options. Under these agreements the Funds would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The liquidity charge for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Funds to repurchase a specific OTC option written by the Funds, the liquidity charge will be the current market value of the assets serving as "cover" for such OTC option.

   LIMITATIONS ON OPTIONS ON SECURITIES AND SECURITIES INDICES. The International and Emerging Markets Funds may write call options only if they are covered and remain covered for as long as the Fund is obligated as a writer. Thus, if a Fund utilizing this investment technique writes a call option on an individual security, the Fund must own the underlying security or other securities that are acceptable for a pledged account at all times during the option period. The Funds will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be "covered" by identifying the specific portfolio securities being hedged.

   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in a pledged account in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Fund, the Fund will be required to deposit qualified securities. A "qualified security" is a security against which the Fund has not written a call option and which has not been hedged by the Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will deposit an amount of cash, U.S. Government Securities or other liquid high quality debt obligations equal in value to the difference. In addition, when the Fund writes a call on an index which is "in-the-money" at the time the call is written, the Fund will specifically designate on its accounting records cash, U.S. Government securities or other liquid high quality debt obligations equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount otherwise specifically designated may be applied to the Fund's other obligations to specifically designate assets in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

   A Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

   RISKS RELATING TO OPTIONS ON SECURITIES. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time within the option period when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that the Fund utilizing this investment technique may lose the premium it paid plus transaction costs, if the Fund does not exercise the option and is unable to close out the position prior to expiration of the option.

   An option position may be closed out on an exchange only if the exchange provides a secondary market for an option of the same series. Although the Funds utilizing this investment technique will write and purchase options only when the investment adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that any Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

   Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options in general or of particular options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The investment adviser believes that the position limits established by the exchanges will not have any adverse impact upon the Funds.

   RISKS OF OPTIONS ON SECURITIES INDICES. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Fund utilizing this investment technique will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment (depending on the index option in question). Accordingly, successful use by a Fund of options on indices will be subject to the investment adviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund utilizing this investment technique would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to the Fund. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, the Funds will write call options only on indices which meet the interim described above.

   Price movements in securities held by a Fund utilizing this investment technique will not correlate perfectly with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund might not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the securities held by the Fund. It is also possible that the index might rise when the value of the securities held by the Fund does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of its portfolio securities.

   Unless a Fund utilizing this investment technique has other liquid assets which are sufficient to satisfy the exercise of a call on an index, the Fund will be required to liquidate securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 10% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

   When a Fund has written a call on an index, there is also a risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell its securities. As with options on its securities, the Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a security where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell some of its securities in order to make settlement in cash, and the price of such securities may decline before they can be sold.

   If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RATINGS

   If the rating of a security purchased by a Fund is subsequently reduced below the minimum rating required for purchase or a security purchased by the Fund ceases to be rated, neither event will require the sale of the security. However, the Adviser, as applicable, will consider any such event in determining whether the Fund should continue to hold the security. To the extent that ratings established by Moody's or Standard & Poor's may change as a result of changes in such organizations or their rating systems, the Funds will invest in securities which are deemed by the Fund's adviser to be of comparable quality to securities whose current ratings render them eligible for purchase by the Fund.

REAL ESTATE INVESTMENT TRUSTS

   As described in the Prospectus, the Real Estate Fund intends under normal conditions to invest in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

   REITs can generally be classified as follows:

   --Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

   --Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

   --Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

   REITs are like closed-end investment companies in that they are essentially holding companies which rely on professional managers to supervise their investments. A shareholder in the Real Estate Fund should realize that by investing in REITs indirectly through the Fund, he will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

   RISKS OF INVESTMENT IN REAL ESTATE SECURITIES. Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly. The Real Estate Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, over-building, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

   In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties they own, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to potential defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Fund to possibly fail to qualify as a regulated investment company.

REPURCHASE AGREEMENTS

   Repurchase agreements will be entered into only with commercial banks or brokers-dealers considered by the Trust to be creditworthy. The Trustees of the Trust will monitor each Fund's repurchase agreement transactions periodically and, with the Funds' investment advisers, will consider standards which the investment advisers will use in reviewing the creditworthiness of any party to a repurchase agreement with a Fund.

   The use of repurchase agreements involves certain risks. For example, if the seller under a repurchase agreement defaults on its obligation to repurchase the underlying instrument at a time when the value of the instrument has declined, a Fund may incur a loss upon its disposition. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying instrument is collateral for a loan by the Fund and therefore is subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying instrument. While the Trustees of the Trust acknowledge these risks, it is expected that they can be controlled through careful structuring of repurchase agreement transactions to meet requirements for treatment as a purchase and sale under the bankruptcy laws and through monitoring procedures designed to assure the creditworthiness of counter-parties to such transactions.

RUSSIAN SECURITIES

   The Emerging Markets Fund may invest in Russian securities. While investment risks exist in many markets around the world, some of the risks inherent in investing in Russia appear to be greater than those in other established and emerging markets. These risks include, without limitation:

   POLITICAL AND ECONOMIC RISKS. There is no history of stability in this market and no guarantee of future stability. The emerging nature of the Russian political system in its current democratic form leaves it more vulnerable to break down in the event of economic instability or popular unrest. The dynamic nature of the political environment can make the future uncertain. The economic infrastructure is poor, and the country maintains a high level of external and internal debt. Tax regulations are ambiguous and unclear, and there is a risk of imposition of arbitrary or onerous taxes due to the lack of a fair and economically-rational tax regime.

   COMMERCIAL AND CREDIT RISKS. Banks and other financial systems are not well developed or regulated, and as a result tend to be untested and have low credit ratings. Organized crime and corruption are a feature of the business environment, and bankruptcy and insolvency are commonplace as businesses are learning how to cope in new conditions. In terms of cash, securities and other investment transactions, the risk of broker, counter-party and other third-party default is high. The same holds true for issuers, where the risk of default is high. Insurance is expensive and difficult to obtain in light of the volatility of the commercial environment.

   LIQUIDITY RISKS. Foreign investment is affected by restrictions in terms of repatriation and convertibility of the currency. The ruble is only convertible internally, and the value of investments may be affected by fluctuations in available currency rates and exchange control regulations. The repatriation of profits may be restricted in some cases. Due to the undeveloped nature of the banking system, considerable delays can occur in transferring funds, converting rubles into other currencies and remitting funds out of Russia.

   LEGAL AND REGULATORY RISKS. Russia's legal system is evolving and is not as developed as that of a western country. It is based on a civil code with no system of judicial precedents. The regulatory environment is sometimes uncertain since the total law can encompass the civil code, legislative laws, presidential decrees, and ministry resolutions. The code, laws, decrees, and resolutions

("Regulations") are promulgated at separate times and are not necessarily consistent. The issuance of Regulations does not always keep pace with market developments, thereby creating ambiguities and inconsistencies.

   Regulations governing securities investment may not exist or may be interpreted and applied in an arbitrary or inconsistent manner. There may be a risk of conflict between the rules and regulations of the local, regional, and national governments. The concept of share ownership rights and controls may not be in place or be enforceable. The independence of the courts from economic, political, or national influence is basically untested and the courts and judges are not experienced in business and corporate law. Foreign investors cannot be guaranteed redress in a court of law for a breach of local laws, regulations or contracts.

   The securities market regulatory body, the Federal Commission on the Capital Market, was established in 1994 and is responsible for overseeing market participants, including registrars. However, the monitoring of and enforcement of the obligations of registrar companies is difficult due to geographic dispersion and inconsistent interpretation and application of regulations.

   OPERATIONAL RISKS. Shareholder Title to Securities: Shareholder risk is a major risk for equity investment in Russia. For example, shares are dematerialized and the only legal evidence of ownership is the shareholder's name entered in the register of the company. The concept of fiduciary duty on the part of companies' management is generally non-existent. Therefore, shareholders may suffer a dilution or loss of investment, due to arbitrary changes in the shareholder register, with little or no recourse or redress available. Local laws and regulations may not prohibit or restrict a company's management from materially changing the company's structure without the consent of shareholders. Legislation prohibiting insider trading activities is rudimentary.

   Clearing and Settlement: For equity settlements, the payments are usually handled offshore in U.S. dollars after the shares are reregistered on the books of the company or its registrar. However, the only evidence of the registration is a company "extract" which is a photocopy of the appropriate page from the register reflecting the new shareholder's name. The extract does not have a legal basis for establishing ownership in the event of a loss.

   For Ministry of Finance (MinFin) bond settlements, payments are made offshore in U.S. dollars upon settlement of the bearer bonds at Vneshtorgbank's (VTB) office in Moscow. If the bonds are transported between the local subcustodian and VTB, the investor is exposed to transportation risk as the MinFins are bearer bonds and are not replaceable in the event they are lost, stolen, or destroyed.

   Foreign investors can also invest in treasury issues through the Moscow Interbank Currency Exchange (MICEX). These issues settle book-entry at MICEX in rubles only.

   Transparency. The rules regulating corporate governance may not exist or are underdeveloped and offer little protection to minority shareholders. Disclosure and reporting requirements are not to the expected level of most developed western nations. The accounting standards generally used in Russia are not international standards and in many cases may be cash based, nonaccrual method of accounting. The quality, reliability, and availability of information on companies in Russia is lower than in most western markets.

SECURITIES LENDING

   Each of the Funds, except the Real Estate Fund, may lend portfolio securities to broker-dealers and other financial institutions, provided that such loans are callable at any time by the Fund utilizing this investment technique and are at all times secured by collateral held by the Fund at least equal to the market value, determined daily, of the loaned securities. The Fund utilizing this investment technique will continue to receive any income on the loaned securities, and at the same time will earn interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee in the case of collateral in the form of U.S. Government securities. A loan may be terminated at any time by either the Fund or the borrower. Upon termination of a loan, the borrower will be required to return the securities to the Fund, and any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the Fund may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral.

   When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, in order to exercise such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund may pay reasonable finders, administrative and custodial fees in connection with loans of its portfolio securities.

   As with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will be made only to firms considered by the Trust to be creditworthy and when the Adviser believes the consideration to be earned justifies the attendant risks.

SWAP AGREEMENTS

   Each of the Funds, except the Real Estate Fund, may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by specifically designating on the accounting records of the Fund liquid assets to avoid leveraging of the Fund's portfolio.

   Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. The Subadviser will cause a Fund to enter into swap agreements only with counter-parties that would be eligible for consideration as repurchase agreement counter-parties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

   CREDIT DEFAULT SWAP AGREEMENTS. The Emerging Markets Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation (typically emerging market debt). The fund may be either the buyer or seller in the transaction. If the fund is a buyer and no event of default occurs, the fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income throughout the term of the contract, which typically is between 6 months and three years, provided there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

   Credit default swaps involve greater risks than if the fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counter-party risk and credit risks. The fund will enter into swap agreements only with counter-parties who are rated at least A by Moody's Investors Service or Standard and Poor's Rating Service at the time of investment. A buyer also will loose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the Seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the fund.

VARIABLE AND FLOATING RATE SECURITIES

   The Emerging Markets Fund may invest in securities with variable and floating rates. Some municipal securities bear rates of interest that are adjusted periodically according to formulae intended to minimize fluctuation in values of floating rate instruments. Variable rate instruments are those whose terms provide for automatic establishment of a new interest rate on set dates. Floating rate instruments are those whose terms provide for automatic adjustment of their interest rates whenever some specified interest rate changes. Variable rate and floating rate instruments will be referred to collectively as "Variable Rate Securities." The interest rate on Variable Rate Securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term, tax-exempt rates, or some objective standard. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.

   Variable Rate Demand Securities are Variable Rate Securities which have demand features entitling the purchaser to resell the securities to the issuer at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest, which may be more or less than the price that the Emerging Markets Fund paid for them. The interest rate on Variable Rate Demand Securities also varies either according to some objective standard, such as an index of short-term, tax-exempt rates, or according to rates set by or on behalf of the issuer.

WARRANTS TO PURCHASE SECURITIES

   The Fund may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

WHEN-ISSUED SECURITIES

   The Emerging Markets Fund may purchase securities on a when-issued or forward-commitment basis. New issues emerging market securities are often offered on a when-issued basis, that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund will generally make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the Fund purchases securities on a when-issued basis, cash or liquid high quality debt securities equal in value to commitments for the when-issued securities will be specifically designated on the accounting records of the Fund. Such specifically designated securities either will mature or, if necessary, be sold on or before the settlement date.

   Securities purchased on a when-issued basis and the securities held in a Fund are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates which will generally result in similar changes in value; i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise. Therefore, to the extent a Fund remains substantially fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in the net asset values than if the Fund merely set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income taxation. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, the sale of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not fundamental and may be changed without shareholder approval.

ZERO COUPON BONDS

   The Emerging Markets Fund may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity or until maturity. Even though such bonds do not pay current interest in cash, the funds are required to accrue interest income on such investments and to distribute such amounts to shareholders. Thus, the Fund would not be able to purchase income-producing securities to the extent of cash used to pay such distributions and current income could be less than it otherwise would have been. Alternatively, the Fund might liquidate investments in order to satisfy these distribution requirements. The value of these obligations fluctuates more in response to interest rate changes, if they are of the same maturity, than does the value of debt obligations that make current interest payments.

                             PERFORMANCE INFORMATION

   Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.


   The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500(R) Index (the "S&P 500(R) Index"), Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, Lehman

Brothers Municipal Bond Index, J.P. Morgan Emerging Markets Bond Index Plus, FTSE NAREIT Equity REITs Index, Europe Australia Far East Index (EAFE), Consumer Price Index, and the Lehman Brothers T-Bond Index.


   Advertisements, sales literature and other communications may contain information about the Funds and advisers' current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.

   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

YIELD

   The 30-day yield quotation as to a class of shares of the Funds may be computed by dividing the net investment income for the period as to shares of that class by the net asset value of each share of that class on the last day of the period, according to the following formula:

                          YIELD = 2[(a-b + 1) (6) - 1]
                                    -----
                                     cd

   Where:

        a = dividends and interest earned during the period.
        b = net expenses accrued for the period.
        c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.
        d = the maximum offering price per share of the class (net asset value per share) on the last day of the period.


TOTAL RETURN

   Standardized quotations of average annual total return for Class A Shares, Class B Shares, Class C Shares or Class I Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A Shares, Class B Shares, Class C Shares or Class I Shares over periods of 1, 5 and 10 years or up to the life of the class of shares), calculated for each class separately pursuant to the following formula:
P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares and Class C Shares, and assume that all dividends and distributions on Class A Shares, Class B Shares, Class C Shares or Class I Shares are reinvested when paid.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.

   The Funds may also compute cumulative total return for specified periods based on a hypothetical Class A, Class B, Class C or Class I Account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share's maximum sales charge of 5.75% for the International and Real Estate Funds and 4.75% for the Emerging Market Fund and assumes reinvestment of all income dividends and capital gain distributions during the period.

   The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rate of return calculations.

                               PORTFOLIO TURNOVER

   The Funds pay brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover generally involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. If such rate of turnover exceeds 100%, the Funds will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. Historical turnover rates can be found under the heading "Financial Highlights" located in the Trust's Prospectus.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   In effecting fund transactions for the Trust, the adviser adheres to the Trust's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Trust (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the adviser and/or the subadviser (hereafter "adviser") in determining the overall reasonableness of brokerage commissions paid by the Trust.

   Each adviser may cause the Trust to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if such adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), "brokerage and research services" include advising as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Trust are considered to be in addition to and not in lieu of services required to be performed by each adviser under its contract with the Trust and may benefit both the Trust and other accounts of such adviser. Conversely, brokerage and research services provided by brokers to other accounts of an adviser may benefit the Trust.

   If the securities in which a particular Fund of the Trust invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and executions are available elsewhere. Such securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

   Some fund transactions are, subject to the Conduct Rules of the NASD and subject to obtaining best prices and executions, effected through dealers (excluding PEPCO) who sell shares of the Trust. The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the adviser's personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, broker-dealer's promotion or sales efforts, and (ii) the Trust, its adviser, and distributor from entering into any agreement or other understanding under which the Funds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs share pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.


   For the fiscal years ended November 30, 2004, 2005 and 2006, brokerage commissions paid by the Trust on portfolio transactions totaled $622,892, $625,878, and $641,842, respectively. In the fiscal years ended November 30, 2004, 2005, and 2006, brokerage commissions of $0, $0, and $0, respectively, were paid to PXP Securities Corp., an affiliate of PNX. Brokerage commissions of $371,671, paid during the fiscal year ended November 30, 2006, were paid on fund transactions aggregating $ 384,680,734 executed by brokers who provided research and other statistical and factual information.


   Investment decisions for the Trust are made independently from those of the other investment companies or accounts advised by either adviser. It may frequently happen that the same security is held in the portfolio of more than one fund. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one fund. When two or more funds advised by either adviser (or any subadviser) are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the funds in a manner equitable to each fund. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Trust is concerned. In other cases, however, it is believed that the ability of the Trust to participate in volume transactions will produce better executions for the Trust. It is the opinion of the Board of Trustees of the Trust that the desirability of utilizing each adviser as investment adviser to the Trust outweighs the disadvantages that may be said to exist from simultaneous transactions.

                           DISCLOSURE OF FUND HOLDINGS

   The Trustees of the Trust have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Phoenix (generally, the Funds' investment adviser), or their affiliates. These policies provide that the Funds' portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Funds' policies prohibit Phoenix and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

   The Board of Trustees has delegated to the Holdings Disclosure Committee (the "HDC") the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The HDC is composed of the Funds' Compliance Officer, and officers of the Funds' advisers and principal underwriter representing the areas of portfolio management, fund control, institutional marketing, retail marketing, and distribution.

   The Funds' Compliance Officer is responsible for monitoring the use of portfolio holdings information, for the Funds' compliance with these policies and for providing regular reports (at least quarterly) to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Phoenix and its affiliates identified during the reporting period and how such conflicts were resolved.

PUBLIC DISCLOSURES


   In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The Fund's shareholder reports are available on Phoenix's Web sites at www.PhoenixFunds.com or www.PhoenixInvestments.com. Additionally, each Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information on Phoenix's Web sites. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. With respect to the Phoenix Real Estate Securities Fund, the top ten holdings and summary composition information are reported on a one-month lag. This information will be available on the Web sites until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.


OTHER DISCLOSURES

   The HDC may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds' policies provide that non-public disclosures of a Fund's portfolio holdings may only be made if
(i) the Fund has a legitimate business purpose for making such disclosure and
(ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between Phoenix and its mutual fund shareholders and will act in the best interest of the Funds' shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC will not authorize such release.

ON-GOING ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS

   As previously authorized by the Funds' Board of Trustees and/or the Fund's executive officers, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Phoenix and its affiliates, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.

NON-PUBLIC PORTFOLIO HOLDINGS INFORMATION


                                                                                            TIMING OF RELEASE OF
TYPE OF SERVICE PROVIDER                    NAME OF SERVICE PROVIDER                   PORTFOLIO HOLDINGS INFORMATION
------------------------                    ------------------------                   ------------------------------

Adviser                                     Phoenix Investment Counsel, Inc.     Daily

Subadviser (Emerging Markets Fund)          Halbis Capital Management (USA)      Daily
                                            Inc.


Subadviser (International Fund)             Acadian Asset Management, Inc.       Daily

Subadviser (International Fund)             New Star Institutional Managers      Daily
                                            Limited

Subadviser (Real Estate Fund)               Duff & Phelps Investment             Daily
                                            Management Co.

Distributor                                 Phoenix Equity Planning Corporation  Daily

Custodian                                   State Street Bank and Trust Company  Daily

Sub-Financial Agent                         PFPC Inc.                            Daily

Independent Registered Public Accounting    PricewaterhouseCoopers LLP           Annual Reporting Period: within 15
Firm                                                                             business days of end of reporting period

                                                                                 Semiannual Reporting Period: within 31
                                                                                 business days of end of reporting period

Typesetting Firm for Financial Reports      GCom Solutions                       Monthly on first business day following
and Forms N-Q                                                                    month end

Printer for Financial Reports               V.G. Reed & Sons                     Annual and Semiannual Reporting Period:
                                                                                 within 45 days after end of reporting
                                                                                 period

Proxy Voting Service                        Institutional Shareholder Services   Twice weekly on an ongoing basis

Intermediary Selling Shares of the Fund     Merrill Lynch                        Quarterly within 10 days of quarter end

Third-Party Class B Share Financer          SG Constellation LLC                 Weekly based on prior week end


PUBLIC PORTFOLIO HOLDINGS INFORMATION

Portfolio Redistribution Firms              Bloomberg, Standard & Poor's and     Quarterly, 60 days after fiscal quarter end
                                            Thompson Financial Services

Rating Agencies                             Lipper Inc. and Morningstar          Quarterly, 60 days after fiscal quarter end

   These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

   There is no guarantee that the Funds' policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

                    SERVICES OF THE ADVISERS AND SUBADVISERS

THE ADVISER


   The investment adviser to the Funds is Phoenix Investment Counsel, Inc., ("PIC") which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. PIC has acted as an investment adviser for over seventy years. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 2006, PIC had approximately $28.7 billion in assets under management.

   All of the outstanding stock of PIC is owned by PEPCO (or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is the investment management subsidiary of The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut. PNX is a leading provider of wealth management products and services to individuals and businesses. The principal office is located at One American Row, Hartford, Connecticut, 06115-2520. PEPCO, a mutual fund distributor, acts as the national distributor of the Trust's shares and as Financial Agent of the Trust. The principal office of PEPCO is located at One American Row, Hartford, CT 06102-5056.


   PXP has served investors for over 70 years. As of December 31, 2006, PXP had approximately $58.1 billion in assets under management. PXP's money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes.


   The investment advisory agreements, approved by the Trustees, provide that the Trust will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of PIC or any of its affiliates, expenses of Trustees, and shareholders' meetings, expenses of printing and mailing proxy soliciting material, expenses of the insurance premiums for fidelity and other coverage, expenses of the repurchase and redemption of shares, expenses of the issue and sale of shares (to the extent not borne by PEPCO under its agreement with the Trust), expenses of printing and mailing share certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, and bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the SEC and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Trustees, the Trust will also pay for extraordinary expenses and expenses of a non-recurring nature which may include, but shall not be limited to, the reasonable cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

   Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust's general administration expenses allocated on the basis of the asset values of the respective Funds.

   For managing, or directing the management of, the investments of the Funds, PIC is entitled to a fee, payable monthly, at the following annual rates:


   FUND                        FIRST $1 BILLION     $1-2 BILLION     $2+ BILLION
   ----                        ----------------     ------------     -----------
   International Strategies          0.85%             0.80%            0.75%
   Emerging Markets                  0.75%             0.70%            0.65%
   Real Estate                       0.75%             0.70%            0.65%

   For its services to the International and Emerging Markets Funds of the Trust during the fiscal years ended November 30, 2004, 2005 and 2006, PIC received fees of $958,007, $942,902 and $1,066,729, respectively. Of this total, PIC received fees from each Fund as follows:

   FUND                              2004               2005            2006
   ----                              ----               ----            ----
   International Strategies        $471,948           $589,147        $752,621
   Emerging Markets                $486,059           $353,755        $314,108

   The Real Estate Fund, during the fiscal years ended November 30, 2004, 2005 and 2006, paid management fees to Duff & Phelps, formerly that Fund's adviser, of $3,110,833, $5,589,153 and $8,120,790, respectively. The Real Estate Fund's investment Adviser has contractually agreed to limit the Fund's total operating expenses (excluding interest, taxes and extraordinary expenses) through March 31, 2008, so that such expenses do not exceed 1.30% for Class A Shares, 2.05% for Class B Shares, 2.05% for Class C Shares and 1.05% for Class I Shares. The Adviser will not seek to recapture any operating expenses reimbursed under this arrangement, unless authorized to do so by the Board of Trustees.

   For the fiscal years 2004, 2005 and 2006, the Adviser bore ordinary operating expenses of the Real Estate Fund of $0, $11,319 and $0, respectively. Accordingly, the fees which the Adviser would otherwise have been entitled were reduced to $5,577,834 in fiscal year 2005. The expense cap was not triggered in fiscal years 2004 and 2006.


   The investment advisory agreements also provide that the adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such adviser in the performance of its duties thereunder.

   Provided it has been approved by a vote of the majority of the outstanding shares of a Fund of the Trust which is subject to its terms and conditions, each investment advisory agreement continues from year to year with respect of such Fund so long as (1) such continuance is approved at least annually by the Trustees or by a vote of the majority of the outstanding shares of such Fund and
(2) the terms and any renewal of the agreement with respect to such Fund have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the 1940 Act, of the Trust or the relevant adviser, cast in person at a meeting called for the purpose of voting on such approval. On sixty days' written notice and without penalty the agreement may be terminated as to the Trust or as to a Fund by the Trustees or by the relevant adviser and may be terminated as to a Fund by a vote of the majority of the outstanding shares of such Fund. The Agreement automatically terminates upon its assignment (within the meaning of the 1940 Act). The agreement provides that upon its termination, or at the request of the relevant adviser, the Trust will eliminate all reference to Phoenix from its name, and will not thereafter transact business in a name using the word Phoenix.

   The Trust, its Advisers, Subadvisers and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which a Fund has a pending order. The Trust has also adopted a Senior Management Code of Ethics as required by Section 406 of the Sarbanes-Oxley Act of 2002.

THE SUBADVISERS


   Acadian Asset Management, Inc. ("Acadian") is a subadviser to the International Strategies Fund and is located at One Post Office Square, 20th Floor, Boston, Massachusetts 02109. Acadian is a wholly-owned subsidiary of Old Mutual Asset Managers (US) LLC, which is wholly-owned by Old Mutual (US) Holdings, Inc. Old Mutual (US) Holdings, Inc. is wholly-owned by OM Group (UK) Limited. OM Group (UK) Limited is wholly-owned by Old Mutual PLC. Acadian serves as investment adviser to institutional portfolios in the same style as is provided to the fund. As of December 31, 2006, Acadian had approximately $ 64.0 billion in assets under management.

   New Star Institutional Managers Limited ("New Star") is a subadviser to the International Strategies Fund and is located at 1 Knightsbridge Green, London, United Kingdom, SW1X7NE. New Star is wholly-owned by New Star Institutional Managers Holdings Limited, which is wholly-owned by New Star Asset Management Group Limited. New Star serves as investment adviser to fund vehicles registered in the European Union, charitable foundations, corporations, institutional investors and private accounts. As of December 31, 2006, New Star had approximately U.S. $ 15.6 billion in assets under management.


   For its services as subadviser, PIC pays Acadian compensation on the aggregated international assets managed by Acadian across all Phoenix Funds subadvised by Acadian at the following annual rates:


                                            $200+ MILLION THROUGH
                        FIRST $200 MILLION       $500 MILLION      $500+ MILLION
                        ------------------       ------------     -------------

Acadian Subadvisory Fee       0.50%                  0.40%             0.35%

   For its services as subadviser, PIC pays New Star compensation on the aggregated international assets managed by New Star across all Phoenix Funds subadvised by New Star at the following annual rates:


                        FIRST $100 MILLION       $100+ MILLION
                        ------------------       -------------

New Star Subadvisory Fee      0.50%                  0.40%


   Halbis Capital Management (USA) Inc. ("Halbis") is the subadviser to the Emerging Markets Fund and is located at 452 Fifth Avenue, New York, New York 10018. Halbis is a wholly owned subsidiary of Halbis Partners (UK) Limited, which is wholly owned by HSBC Group Investment Businesses Limited. HSBC Group Investment Businesses Limited is wholly owned by HSBC Investment Bank Holdings PLC, which is wholly owned by HSBC Holdings PLC. As of December 31, 2006 HSBC had approximately $ 7.5 billion in assets under management.

   The Subadvisory Agreement provides that the adviser, PIC, will delegate to Halbis the performance of certain of its investment management services with respect to the Emerging Markets Fund. Halbis will furnish at its own expense the office facilities and personnel necessary to perform such services. The Subadvisory Agreement will continue in effect from year to year if specifically approved at least annually by the Trustees, including a majority of the independent Trustees.

   For its services as subadviser, PIC pays Halbis compensation, payable monthly at the following annual rates:

                                             $1+ BILLION THROUGH
                        FIRST $1 BILLION          $2 BILLION         $2+ BILLION
                        ---------------           ----------         -----------
Halbis Subadvisory Fee       0.375%                 0.350%              0.325%

   Duff & Phelps is the subadviser to the Real Estate Fund and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. Duff & Phelps acts as subadviser to three mutual funds and as adviser to three closed-end mutual funds and to institutional clients. As of December 31, 2006, Duff & Phelps had approximately $7.7 billion in assets under management on a discretionary basis. Duff & Phelps is a subsidiary of PXP.


   The Subadvisory Agreement provides that the adviser, PIC, will delegate to Duff & Phelps the performance of certain of its investment management services with respect to the Real Estate Fund. Duff & Phelps will furnish at its own expense the office facilities and personnel necessary to perform such services. The Subadvisory Agreement will continue in effect from year to year if specifically approved at least annually by the Trustees, including a majority of the independent Trustees.

   For its services as subadviser, PIC pays Duff & Phelps compensation, payable monthly at a rate of 50% of the gross investment management fee.

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS


   A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the fund's 2006 annual report covering the period December 1, 2005 through November 30, 2006.


DESCRIPTION OF PROXY VOTING POLICY

         The Trust has adopted on behalf of the Funds a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Trust's intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

         The Policy stipulates that the Funds' Adviser will vote proxies or delegate such responsibility to a subadviser. The Adviser or subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust's Policy. Any Adviser or subadviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-cases basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

         The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

       o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

       o Changes to Capital Structure--dilution or improved accountability associated with such changes.

       o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

       o Social and Corporate Responsibility Issues--the Adviser or subadviser will generally vote against shareholder social and environmental issue proposals.

         The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, subadviser, delegate, principal underwriter, or any affiliated person of the Funds, the Adviser or principal underwriter, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser, subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser, subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.

         The Policy further imposes certain record keeping and reporting requirements on each Adviser, subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 will be available free of charge by calling, toll-free, (800) 243-1574, or on the SEC's Internet site at http://www.sec.gov.

                               PORTFOLIO MANAGERS

COMPENSATION OF PORTFOLIO MANAGERS OF DUFF & PHELPS INVESTMENT MANAGEMENT CO. (SUBADVISER TO REAL ESTATE FUND)

   Phoenix Investment Partners, Ltd. and its affiliated investment management firms (collectively, "PXP), believe that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at PXP receive a competitive base salary, an incentive bonus opportunity and a benefits package.


   The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of contribution to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.


   Base Salary. Each portfolio manager is paid a base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. PXP management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

    Incentive Bonus. Generally, the current incentive bonus package for fund's portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of the contribution to the team effort. The incentive bonus compensation of the Fund's portfolio managers is currently comprised of two main components 70% of the incentive bonus is based on the Fund's performance in achieving and/or exceeding its benchmark, the FTSE NAREIT Equity REIT Index, over one year, three years and five years. Portfolio managers who manage more than one product may have other components in their formulaic calculation that are appropriate to the other products. The remaining 30% of the incentive bonus is based on measures of The Phoenix Companies, Inc. ("PNX"), the ultimate parent of PXP and the Subadviser.

    Prior to 2006, the incentive bonus compensation has been paid 100% in cash. However, PNX has determined that 15% of the incentive bonus compensation for 2006 (payable in 2007) will be paid in PNX restricted stock units which will vest over a three-year period commencing on the award date.

    The portfolio managers' incentive bonus compensation is not based on the value of assets held in the Fund's portfolio, except to the extent that the level of assets in the Fund's portfolio affects the subadvisory fee received by the Subadviser, and thus indirectly the profitability of PNX.

   Finally, the Fund's portfolio managers are eligible to participate in a deferred compensation plan to defer their compensation and realize tax benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including, 401(k), health and other employee benefit plans. Portfolio managers may also receive PNX stock options and/or be granted PNX restricted stock at the discretion of the PNX board of directors. To date no portfolio manager of the Fund has received awards under the PNX restricted stock units long-term incentive plan, grants of restricted stock, or any at or in-the-money PNX stock options.

COMPENSATION OF PORTFOLIO MANAGERS OF HALBIS CAPITAL MANAGEMENT (USA) INC. (SUBADVISER TO THE EMERGING MARKETS FUND)

   As employees of Halbis, the portfolio managers are compensated by the Halbis for their services. Their compensation has the following components (1) a base salary consisting of a fixed amount; (2) a discretionary bonus, which is paid partially in cash and partially in restricted shares of HSBC Holdings, Ltd.; and
(3) eligibility for participation in the 401(k) retirement plan and other employee benefits programs generally made available to the subadviser's employees.


   The restricted shares are currently awarded on a yearly basis under the HSBC Holdings Ltd. Restricted Share Plan 2000 and are denominated in ordinary shares. The shares earn dividend equivalents but do not have voting rights. Generally, the shares vest in full upon the 3rd anniversary of the date of grant as long as the awardee remains in the employ of the HSBC Group during the restricted period. The shares are taxed at vest and treated as ordinary income.

   Amounts paid to the portfolio managers as discretionary bonus and as deferred compensation are paid at the discretion of the relevant manager to whom the individual reports. Amounts paid as discretionary bonuses and as deferred compensation will vary based upon the relevant manager's assessment of the employee's performance, taking into account the relevant business unit's financial performance during the most recent fiscal year. Key factors affecting decisions concerning discretionary compensation under the deferred compensation plan are the subadviser's profitability, individual performance, teamwork and total compensation of the employee relative to the market for similarly qualified individuals.

COMPENSATION OF PORTFOLIO MANAGERS OF ACADIAN (SUBADVISER TO THE INTERNATIONAL
FUND)

   The Investment Professionals at Acadian receive a fixed base salary, discretionary bonus, deferred compensation and a benefits package. Acadian designs a portfolio manager's base salary to be competitive in light of the individual's experience and responsibilities. Acadian management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

   Overall firm profitability, including the profitability of Acadian's parent company, Old Mutual Asset Managers LLC, determines the total amount of incentive compensation pool that is available for investment professionals, and individual compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Acadian's investment professionals are rewarded based on the extent to which client objectives are met in terms of Acadian's performance and other goals as well as client's service expectations, teamwork, contribution of investment ideas, leadership and overall success of the firm and the investment products. Not all of these factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors. Portfolio manager compensation is not based on the performance of any specific portfolio but his or her contribution to and the performance of the Acadian investment team as a whole.

   Most Acadian portfolio managers participate in a long-term incentive plan. Participation is in the form of stock appreciation rights. Eligibility is based on an individual's level of contribution to the firm's objectives and his or her tenure with the firm.


COMPENSATION OF PORTFOLIO MANAGERS OF NEW STAR (SUBADVISER TO THE INTERNATIONAL
FUND)

   New Star's comprehensive salary and benefits package is designed to be competitive both within the industry and the region in which the firm operates. The entrepreneurial culture, success, and "can do" attitude of the firm is one of the major reasons for attracting and keeping exceptional staff. In fact, the international equity team is a cohesive group with senior managers having been with the firm for an average of 14 years. Portfolio managers and research analysts are paid competitive salaries plus equity participation. There is no fixed percentage breakdown. No individual is rewarded solely on his/her performance; rather, compensation is dictated by the success of the organization as a whole.

   Direct share ownership rather than performance-based bonuses ensures that unnecessary risks on individual portfolios are not taken but ensures that the key driver of the business - long-term performance - is uppermost in their minds. Investment professionals will ultimately only be rewarded if the business is successful and the performance is solid. Employee ownership varies based on tenure and level of contribution to overall firm performance.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST

   There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each fund's investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the funds' shareholders. The advisers and subadvisers are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the funds' most recent fiscal year. Additionally, there are no material conflicts of interest since portfolio managers generally manage funds and other accounts having similar investment strategies.


   The following table provides information as of November 30, 2006 regarding any other accounts managed by the portfolio managers and portfolio management team members for each of the funds as named in the prospectus. As noted in the table, the portfolio managers managing the funds may also manage or be members of management teams for other mutual funds within the Phoenix Fund complex or other similar accounts.

                          NUMBER OF AND TOTAL ASSETS      NUMBER OF AND TOTAL ASSETS        NUMBER OF AND
                           OF REGISTERED INVESTMENT       OF OTHER POOLED INVESTMENT       TOTAL ASSETS OF
   PORTFOLIO MANAGER              COMPANIES                     VEHICLES (PIVS)            OTHER ACCOUNTS
   -----------------              ---------                     ---------------            --------------
Michal Bartek                  3/$1.5 billion                          0                   1/$1.1 billion
Ian Beattie*                    2/$762 million                  3/$2.7 billion             5/$4.3 billion
Brendan O. Bradley**           16/$5.1 billion                 50/$9.9 billion            144/$44.4 billion
Geoffrey Dybas                 2/$3.5 billion                  1/$42.4 million            10/$373.4 million
Michael Gagliardi***            1/$45 million                   5/$588 million             5/$515 million
Peter N. Marber***              1/$45 million                   5/$588 million             5/$515 million
Raymond F. Mui**               16/$5.1 billion                 50/$9.9 billion            144/$44.4 billion
Michael Schatt                 2/$3.5 billion                  1/$42.4 million            10/$373.4 million
Denise Simon***                 1/$45 million                   5/$588 million             5/$515 million


  Note: Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations and collateralized debt obligations.


* Ian Beattie co-manages one hedge fund with an Asian mandate, as of November 30, 2006 the total value was $45.2 million.

** As of November 30, 2006, the Acadian portfolio manager team managed 36 accounts of which the advisory fee was based on the performance of the account, for a total of $ 22,416 million in assets. The team managed one hedge fund. The value of the hedge fund as of November 30, 2006 was $262 million.

*** The portfolio manager team for Halbis Capital Management (USA), Inc. managed 5 accounts of which the advisory fee was based on the performance of the account, for a total of $ 690 million in assets as of November 30, 2006.

 OWNERSHIP OF FUND SECURITIES BY PORTFOLIO MANAGERS


    The following chart sets forth the dollar range of equity securities owned by each portfolio manager for the Advisers in each fund described in the funds' prospectus that he/she manages as of November 30, 2006:

                                                              DOLLAR RANGE OF
                                                             EQUITY SECURITIES
                                                             BENEFICIALLY OWNED
   PORTFOLIO MANAGER             NAME OF FUND               IN EACH FUND MANAGED
   -----------------             ------------               --------------------
Michal Bartek            International Strategies Fund              None
Ian Beattie              International Strategies Fund              None
Brendan O. Bradley       International Strategies Fund              None
Geoffrey Dybas           Real Estate Securities Fund          $10,001-$50,000
Michael Gagliardi        Emerging Markets Bond Fund                 None
Peter N. Marber          Emerging Markets Bond Fund                 None
Raymond F. Mui           International Strategies Fund              None
Michael Schatt           Real Estate Securities Fund         $100,001-$500,000
Denise Simon             Emerging Markets Bond Fund                 None


                                 NET ASSET VALUE


   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "NYSE") on days when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States national holidays, the value of the Fund's foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Funds. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time Funds have investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting according to policies and procedures approved by the Trustees.


                                HOW TO BUY SHARES


   For Class A Shares, Class B Shares and Class C Shares, the minimum initial investment is $500 and the minimum subsequent investment is $25. For Class I Shares, the minimum initial investment is $100,000 and there is no subsequent minimum investment. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Systematic Purchase" plan, a bank draft investing program administered by the Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent minimum investment amounts in connection with the reinvestment of dividend or capital gain distributions. For purchases of Class I Shares by private clients of the Adviser, subadviser and their affiliates, or through certain wrap programs with which the Distributor has an arrangement, the minimum initial investment is waived. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by the authorized broker or the broker's authorized designee prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges ("CDSC") on Class B Shares or Class C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.


   Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. (See "Dividends, Distributions and Taxes" section of this SAI.)


CLASS A SHARES

   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a 1% deferred sales charge may apply to shares purchased on which a finder's fee has been paid if redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS B SHARES


   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. (See the "Class B Shares and Class C Shares--Waiver of Sales Charges" section of this SAI.)


   Class B Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Funds' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A Shares, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.

CLASS C SHARES

   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares.

CLASS I SHARES (REAL ESTATE FUND ONLY)

Class I Shares are offered without any sales charges to institutional investors, such as pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations, who purchase the minimum amounts; to private clients of the Adviser, subadviser and their affiliates; or through certain wrap programs with which the Distributor has an arrangement.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES

   Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below. Investors buying Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser, Subadviser (if any) or Distributor; (3) any private client of an Adviser or Subadviser to any Phoenix Fund; (4) registered representatives and employees of securities dealers with whom the Distributor has sales agreements; (5) any qualified retirement plan exclusively for persons described above; (6) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (7) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2),
(4) or (6) above; (8) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (9) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates; (10) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(11) any person with a direct rollover transfer of shares from an established Phoenix Fund or Phoenix qualified plan; (12) any Phoenix Life Insurance Company (or affiliate) separate account which funds group annuity contracts offered to qualified employee benefit plans; (13) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate of such accounts held by such entity equal or exceed $1,000,000; (15) any deferred compensation plan established for the benefit of any Phoenix Fund or Phoenix trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (16) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (17) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (18) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (16) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of these Funds or any other Phoenix Fund (other than any Phoenix money market fund), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   A "Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of these Funds or any other Phoenix Fund (other than any Phoenix money market fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the

Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class B Shares or Class C Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. The value of your account(s) in any class of shares of these Funds or any other Phoenix Fund, (other than any Phoenix money market fund) may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES AND CLASS C SHARES--WAIVER OF SALES CHARGES

   The CDSC is waived on the redemption (sale) of Class B Shares and Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;
(e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, in which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares and Class C Shares of these Funds or any other Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Phoenix Fund qualified plan into a Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

CONVERSION FEATURE--CLASS B SHARES

   Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are bought. Conversion will be on the basis of the then prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service ("IRS") that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Trust were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.

                            INVESTOR ACCOUNT SERVICES

   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult your broker-dealer for account restriction and limit information. The Funds and the Distributor reserve the right to modify or terminate these services upon reasonable notice.

EXCHANGES

   Under certain circumstances, shares of any Phoenix Fund may be exchanged for shares of the same class of another Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Class C Shares are exchangeable for Class T Shares of those Phoenix Funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix Fund, if currently offered. Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see the "Dividends, Distributions and Taxes" section of this SAI.) Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS

   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds or any other Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Phoenix Fund carefully before directing dividends and distributions to another Phoenix Fund. Reinvestment election forms and prospectuses are available from PEPCO. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE

   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, PEPCO will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House ("ACH"). The shareholder's bank, which must be an ACH member, will in turn forward the monies to PEPCO for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon PEPCO's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to PEPCO. PEPCO will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Trust may delay the mailing of a check for redemption proceeds of Trust shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Trust and PEPCO reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM

   The Systematic Withdrawal Program (the "Program") allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Program also provides for redemptions with proceeds to be directed through the ACH to your bank account. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.

   Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable CDSCs. Class B and Class C shareholders redeeming more shares than the percentage permitted by the Program will be subject to any applicable contingent deferred sales charge on all shares redeemed.

Accordingly, the purchase of Class B Shares or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. (See the Funds' current Prospectus for more information.)

   The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.

   Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

   A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Funds have no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS

   Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200 due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60-day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Funds' current Prospectus for more information.)

BY MAIL

   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to PEPCO that the Trust redeem the shares. (See the Funds' current Prospectus for more information.)

TELEPHONE REDEMPTIONS


   Shareholders who do not have certificated shares may redeem by telephone up to $50,000 worth of their shares held in book-entry form. (See the Funds' current Prospectus for more information.)


BY CHECK (EMERGING MARKETS FUND ONLY)

   Any shareholder of this Fund may elect to redeem shares held in his Open Account by check. Checks will be sent to an investor upon receipt by PEPCO of a completed application and signature card (attached to the application). If the signature card accompanies an individual's initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

   Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in the shareholder's Open Account is $500 or more.

   When a check is presented to PEPCO for payment, a sufficient number of full and fractional shares in the shareholder's Open Account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B and Class C accounts are subject to the applicable deferred sales charge, if any.

   The checkwriting procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to PEPCO for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

   Shareholders utilizing withdrawal checks will be subject to PEPCO's rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his Open Account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to PEPCO on a banking day on which the Trust does not redeem shares (for example, a day on which the NYSE is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. A shareholder may not close his account by a withdrawal check because the exact value of the account will not be known until after the check is received by PEPCO.

REDEMPTION IN KIND

   To the extent consistent with state and federal law, the Trust may make payment of the redemption price either in cash or in kind. However, the Trust has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of a Fund. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

ACCOUNT REINSTATEMENT PRIVILEGE

   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. (See the Funds' current Prospectus for more information.)

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")

   Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year that a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 35%) on any undistributed long-term capital gains.

   Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98% of its capital gain net income as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects). In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax. Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for a Fund to pay the excise tax.

   The Code sets forth numerous criteria that must be satisfied in order for each Fund to qualify as a RIC. Among these requirements, each Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities and certain other investment income; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year a Fund does not qualify as a RIC, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year a Fund does not qualify as a RIC for tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for tax purposes.

   In addition to meeting the 90% test, in order to qualify as a RIC each Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. Each Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   Each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS

   Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period by both a Fund and its shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by the Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by each Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by each Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any Fund share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

   Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

   Each Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to RIC. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

   Shareholders should consult their own tax advisor about their tax situation.

   INCOME AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS WHICH MAY DIFFER FROM ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES.

TAXATION OF DEBT SECURITIES

   Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

   A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund's ability to distribute adequate income to qualify as a RIC.

TAXATION OF DERIVATIVES AND FOREIGN CURRENCY TRANSACTIONS


   Many futures contracts and foreign currency contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position is treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's taxable year, (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss is treated as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.


   Equity options written by the Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

   Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by a Fund.

   Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security are treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for federal income tax purposes.

   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Generally, these gains and losses, referred to under the Code as section 988 gains or losses, may increase or decrease the amount of each Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

   These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

   The tax consequences of certain investments and other activities that the Funds may make or undertake (such as, but not limited to, dollar roll agreements) are not entirely clear. While the Funds will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, assurance cannot be given that the IRS or a court will agree with the Funds' treatment and that adverse tax consequences will not ensue.

TAXATION OF FOREIGN INVESTMENTS

   If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in certain passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

   The Funds may be subject to tax on dividend or interest income received from securities of non-U.S. issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of the Fund's total assets at the close of its taxable year is comprised of stock or securities issued by foreign corporations, the Fund may elect with the IRS to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. If the Fund does elect to "pass through", each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources.

SALE OR EXCHANGE OF FUND SHARES

   Gain or loss will be recognized by a shareholder upon the sale of his shares in a Fund or upon an exchange of his shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

   Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

   Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

TAX INFORMATION

   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION

   Pursuant to IRS Regulations, the Fund may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the IRS for preparing income tax returns.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Funds ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

FOREIGN SHAREHOLDERS

   Dividends paid by the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES

   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the IRS with respect to any of the tax matters discussed above.

   The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the IRS. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.

   Except as expressly set forth above, the foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code. It does not address the special tax rules applicable to certain classes of investors, such as insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Funds are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call PEPCO at (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN

   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker-dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of the Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of the Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                                 THE DISTRIBUTOR

   Pursuant to an Underwriting Agreement with the Trust, PEPCO (the "Distributor"), an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX") and an affiliate and the sole owner of PIC, serves as Distributor of the Funds. As such, the Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. Shares of the Funds may be purchased through investment dealers who have sales agreements with the Distributor. The address of the Distributor is One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056.

   For its services under the Underwriting Agreement, PEPCO receives sales charges on transactions in Trust shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, PEPCO may receive payments from the Trust pursuant to the Distribution Plans described below.


   For the fiscal years ended November 30, 2004, 2005 and 2006, purchasers of shares of the Funds paid aggregate sales charges of $1,414,334, $1,196,403 and $1,332,142, respectively, of which the Distributor received net commission of $434,759, $323,759 and 348,572, respectively, for its services, the balance being paid to dealers. For the fiscal year ended November 30,

2006, the Distributor received net commission of $150,445 for Class A Shares, and deferred sales charges of $ 172,008 for Class B Shares and $ 26,119 for Class C Shares.


   The Underwriting Agreement may be terminated at any time on not less than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Funds, or by vote of a majority of the Funds' Trustees who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements (the "Independent Trustees"). The Underwriting Agreement will terminate automatically in the event of its "assignment," as defined in Section 2(a)(4) of the 1940 Act.

DEALER CONCESSIONS

   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on purchases of Class A Shares as set forth below.

INTERNATIONAL FUND AND REAL ESTATE FUND

           AMOUNT OF
          TRANSACTION           SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE          DEALER DISCOUNT
       AT OFFERING PRICE              OF OFFERING PRICE             OF AMOUNT INVESTED        PERCENTAGE OF OFFERING PRICE
 ----------------------------------------------------------------------------------------------------------------------------
 Under $50,000                               5.75%                         6.10%                          5.00%
 $50,000 but under $100,000                  4.75%                         4.99%                          4.25%
 $100,000 but under $250,000                 3.75%                         3.90%                          3.25%
 $250,000 but under $500,000                 2.75%                         2.83%                          2.25%
 $500,000 but under $1,000,000               2.00%                         2.04%                          1.75%
 $1,000,000 or more                          None                          None                           None

EMERGING MARKETS FUND

           AMOUNT OF
          TRANSACTION           SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE          DEALER DISCOUNT
       AT OFFERING PRICE              OF OFFERING PRICE             OF AMOUNT INVESTED        PERCENTAGE OF OFFERING PRICE
 ----------------------------------------------------------------------------------------------------------------------------
 Under $50,000                               4.75%                         4.99%                          4.25%
 $50,000 but under $100,000                  4.50%                         4.71%                          4.00%
 $100,000 but under $250,000                 3.50%                         3.63%                          3.00%
 $250,000 but under $500,000                 2.75%                         2.83%                          2.25%
 $500,000 but under $1,000,000               2.00%                         2.04%                          1.75%
 $1,000,000 or more                          None                          None                           None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.


   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Trust and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Trust through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to
$10,000,000 and 0.25% on amounts greater than $10,000,000. If part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder's fee has been paid where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment that the dealer waives the finder's fee otherwise payable to the dealer, or agrees to receive such finder's fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933 (the "1933 Act"). PEPCO reserves the right to discontinue or alter such fee payment plans at any time.


   From its own resources and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

   The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

ADMINISTRATIVE SERVICES


   Effective July 1, 2006, PEPCO also acts as administrative agent ("Administrator") of the Trust. For its services as Administrator, PEPCO receives an administration fee based upon the average net assets across all non-money market Phoenix Funds series of the Phoenix Funds and Phoenix Edge Funds at the following incremental annual rates.


             First $5 billion                          0.09%
             $5 billion to $15 billion                 0.08%
             Greater than $15 billion                  0.07%


   For the money market Funds, the fee is 0.035% of the average net assets across all Phoenix money market Funds within the Phoenix Funds and Phoenix Edge Series Funds.


   Until June 30, 2006, PEPCO served as Financial Agent to the Trust. PEPCO received a fee equal to the sum of (1) the documented cost to PEPCO to provide oversight of the performance of PFPC Inc. (subagent to PEPCO) ("PFPC"), plus (2) the documented costs of fund accounting, tax services and related services provided by PFPC.


   For services to the Trust during the fiscal years ended November 30, 2004, 2005 and 2006, PEPCO received fees of $502,629, $647,146 and $903,938, respectively.


                               DISTRIBUTION PLANS

   The Trust has adopted a distribution plan for each class of shares (except Class I Shares) (i.e., a plan for the Class A Shares, a plan for the Class B Shares, and a plan for the Class C Shares, collectively, the "Plans") in accordance with Rule 12b-1 under the 1940 Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a Service Fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the rate of 0.75% per annum for Class B Shares and 0.75% per annum for Class C Shares.

   From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. In the case of shares of the Funds being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

   Each Plan requires that at least quarterly the Trustees of the Trust review a written report with respect to the amounts expended under the Plans and the purposes for which such expenditures were made. While the Plans are in effect, the Trust will be required to commit the selection and nomination of candidates for Trustees who are not interested persons of the Trust to the discretion of other Trustees who are not interested persons. Each Plan continues in effect from year to year only provided such continuance is approved annually in advance by votes of the majority of both (a) the Board of Trustees of the Trust and (b) the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan and any agreements related to the Plan.

   For the fiscal year ended November 30, 2006 the Trust paid Rule 12b-1 Fees in the amount of $4,333,790, of which the Distributor received $1,601,337 and, unaffiliated broker-dealers received $2,732,453. The Rule 12b-1 payments were used for (1) compensating dealers, $3,243,905, (2) compensating sales personnel, $1,459,135, (3) advertising, $341,742, (4) printing and mailing of prospectuses to other than current shareholders, $45,461, (5) service costs, $207,172, and
(6) other, $230,007.


   No interested person of the Trust and no Trustee who is not an interested person of the Trust, as that term is defined in the 1940 Act, had any direct or indirect financial interest in the operation of the Plans.

   The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

   The Board of Trustees has also adopted a Plan Pursuant to Rule 18f-3 under the 1940 Act permitting the issuance of shares in multiple classes.

                             MANAGEMENT OF THE TRUST

   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law.

TRUSTEES AND OFFICERS

   The Trustees are responsible for the overall supervision of the Funds, including establishing the Funds' policies, general supervision and review of their investment activities. The officers who administer the Funds' daily operations, are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust.

                              INDEPENDENT TRUSTEES


                                                    NUMBER OF PORTFOLIOS
NAME, ADDRESS                         LENGTH OF        IN FUND COMPLEX        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
AND DATE OF BIRTH                    TIME SERVED     OVERSEEN BY TRUSTEE        AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------                    -----------     -------------------        ---------------------------------------

E. Virgil Conway                    Served since             60            Chairman, Rittenhouse Advisors, LLC (consulting
Rittenhouse Advisors, LLC           1993.                                  firm) (2001-present). Trustee/Director, Phoenix
101 Park Avenue                                                            Funds Complex (1983-present). Trustee/Director,
New York, NY 10178                                                         Realty Foundation of New York (1972-present),
DOB: 8/2/29                                                                Josiah Macy, Jr. Foundation (Honorary) (2004-present),
                                                                           Pace University (Director/Trustee Emeritus)
                                                                           (2003-present), Greater New York Councils, Boy Scouts of
                                                                           America (1985-present), The Academy of Political Science
                                                                           (Vice Chairman) (1985-present), Urstadt Biddle Property
                                                                           Corp. (1989-present), Colgate University (Trustee
                                                                           Emeritus) (2004-present). Director/Trustee, The Harlem
                                                                           Youth Development Foundation, (Chairman) (1998-2002),
                                                                           Metropolitan Transportation Authority (Chairman)
                                                                           (1992-2001), Trism, Inc. (1994-2001), Consolidated Edison
                                                                           Company of New York, Inc. (1970-2002), Atlantic Mutual
                                                                           Insurance Company (1974-2002), Centennial Insurance
                                                                           Company (1974-2002), Union Pacific Corp. (1978-2002),
                                                                           BlackRock Freddie Mac Mortgage Securities Fund (Advisory
                                                                           Director) (1990-2000), Accuhealth (1994-2002), Pace
                                                                           University (1978-2003), New York Housing Partnership
                                                                           Development Corp. (Chairman) (1981-2003), Josiah Macy,
                                                                           Jr. Foundation (1975-2004).

Harry Dalzell-Payne                 Served since             60            Retired. Trustee/Director, Phoenix Funds Complex
The Flat, Elmore Court              1993.                                  (1983-present).
Elmore, GL0S, GL2 3NT U.K.

DOB: 8/9/29

Francis E. Jeffries                 Served since             61            Director, The Empire District Electric Company
8477 Bay Colony Dr. #902            1995.                                  (1984-2004). Trustee/Director, Phoenix Funds
Naples, FL 34108                                                           Complex (1987-present).
DOB: 9/23/30

                                                    NUMBER OF PORTFOLIOS
NAME, ADDRESS                         LENGTH OF        IN FUND COMPLEX        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
AND DATE OF BIRTH                    TIME SERVED     OVERSEEN BY TRUSTEE        AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------                    -----------     -------------------        ---------------------------------------


Leroy Keith, Jr.                    Served since             58            Partner, Stonington Partners, Inc. (private
Stonington Partners, Inc.           1986.                                  equity fund) (2001-present). Director/Trustee,
736 Market Street, Ste. 1430                                               Evergreen Funds (88 portfolios) (1989-present).
Chattanooga, TN 37402                                                      Trustee, Phoenix Funds Family (1980-present).
DOB: 2/14/39                                                               Director, Diversapak (2002-present), Obaji
                                                                           Medical Products Company (2002-present).
                                                                           Director, Lincoln Educational Services
                                                                           (2002-2004). Chairman, Carson Products Company
                                                                           (cosmetics) (1998-2000).

Geraldine M. McNamara               Served since             60            Retired. Trustee/Director, Phoenix Funds Complex
40 East 88th Street                 2001.                                  (2001-present). Managing Director, U.S. Trust
New York, NY 10128                                                         Company of New York (private bank) (1982-2006).

DOB: 4/17/51


James M. Oates                      Served since             58            Trustee/Director, Phoenix Funds Family (1987-present).
c/o Northeast Partners              1987.                                  Managing Director, Wydown Group (consulting firm)
150 Federal Street, Ste. 1000                                              (1994-present). Director, Investors Financial Service
Boston, MA 02109                                                           Corporation (1995-present), Investors Bank & Trust
Trustee                                                                    Corporation (1995-present), Stifel Financial
DOB: 5/31/46                                                               (1996-present), Connecticut River Bancorp
                                                                           (1998-present), Connecticut River Bank
                                                                           (1999-present), Trust Company of New Hampshire
                                                                           (2002-present). Chairman, Emerson Investment
                                                                           Management, Inc. (2000-present). Independent Chairman,
                                                                           John Hancock Trust (since 2005), Trustee, John Hancock
                                                                           Funds II and John Hancock Funds III (since 2005).
                                                                           Chairman, Hudson Castle Group, Inc. (Formerly IBEX
                                                                           Capital Markets, Inc.) (financial services) (1997-2006).
                                                                           Trustee, John Hancock Trust (2004-2005).
                                                                           Director/Trustee, AIB Govett Funds (six portfolios)
                                                                           (1991-2000), Command Systems, Inc. (1998-2000),
                                                                           Phoenix Investment Partners, Ltd. (1995-2001),
                                                                           1Mind, Inc. (formerly 1Mind.com) (2000-2002),
                                                                           Plymouth Rubber Co. (1995-2003). Director and
                                                                           Treasurer, Endowment for Health, Inc. (2000-2004).

Richard E. Segerson                 Served since             58            Managing Director, Northway Management Company
73 Briggs Way                       1993.                                  (1998-present). Trustee/Director, Phoenix Funds
Chatham, MA 02633                                                          Family (1983-present).

DOB: 2/16/46

Ferdinand L.J. Verdonck             Served since             58            Director, Banco Urquijo (Chairman) (1998-present).
Nederpolder, 7                      2004.                                  Trustee, Phoenix Funds Family (2002-present).
B-9000 Gent, Belgium                                                       Director, EASDAQ (Chairman) (2001-present), The JP
DOB: 7/30/42                                                               Morgan Fleming Continental European Investment
                                                                           Trust (1998-present), Groupe SNEF (1998-present),
                                                                           Santens N.V. (1999-present). Managing Director,
                                                                           Almanij N.V. (1992-2003). Director, KBC Bank and
                                                                           Insurance Holding Company (Euronext) (1992-2003),
                                                                           KBC Bank (1992-2003), KBC Insurance (1992-2003),
                                                                           Kredietbank, S.A. Luxembourgeoise (1992-2003),
                                                                           Investco N.V. (1992-2003), Gevaert N.V.
                                                                           (1992-2003), Fidea N.V. (1992-2003), Almafin N.V.
                                                                           (1992-2003), Centea N.V. (1992-2003), Dutch
                                                                           Chamber of Commerce for Belgium and Luxemburg
                                                                           (1995-2001), Phoenix Investment Partners, Ltd.
                                                                           (1995-2001). Director, Degussa Antwerpen N.V.
                                                                           (1998-2004).

                               INTERESTED TRUSTEES

    Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

                                       TERM OF
                                      OFFICE AND    NUMBER OF PORTFOLIOS
NAME, ADDRESS, POSITION(S) WITH       LENGTH OF        IN FUND COMPLEX       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
TRUST AND DATE OF BIRTH              TIME SERVED     OVERSEEN BY TRUSTEE           OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------              -----------     -------------------           -----------------------------------


George R. Aylward*                  Served since             60            Senior Executive Vice President and President, Asset
Trustee and President               November 2006.                         Management, The Phoenix Companies, Inc. (since 2007).
DOB: 8/17/64                                                               Director (2006-present), President (2006-present) and
                                                                           Chief Operating Officer (2004-present), Phoenix
                                                                           Investment Partners, Ltd. Director (2006-present) and
                                                                           President (since 2007), DPCM Holding, Inc. Director
                                                                           and Executive Vice President, Duff & Phelps Investment
                                                                           Management Co. (2006-present). Director (2006-present)
                                                                           and Executive Vice President (2005-present), Engemann
                                                                           Asset Management. President, Euclid Advisers, LLC
                                                                           (2006-present). Director (2006-present) and Executive
                                                                           Vice President (2005-present), Goodwin Capital
                                                                           Advisers, Inc. Executive Vice President, Kayne
                                                                           Anderson Rudnick Investment Management, LLC (since
                                                                           2007). Director and President, Pasadena Capital
                                                                           Corporation (2006-present). Director and Executive
                                                                           Vice President, Phoenix Equity Planning Corporation
                                                                           (2005-present). Director and President, Phoenix
                                                                           Investment Counsel, Inc. (2006-present). President,
                                                                           Phoenix/Zweig Advisers, LLC (2006-present). Executive
                                                                           Vice President, PXP Securities Corp. (2005-present).
                                                                           Director and President, Rutherford Financial
                                                                           Corporation (2006-present). Executive Vice President,
                                                                           Rutherford, Brown & Catherwood, LLC (2006-present).
                                                                           Executive Vice President, SCM Advisers LLC
                                                                           (2006-present). President, the Phoenix Funds Family
                                                                           (2006-present). Previously, Vice President, Phoenix
                                                                           Life Insurance Company (2002-2004). Vice President,
                                                                           The Phoenix Companies, Inc. (2003-2004). Vice
                                                                           President, Finance, Phoenix Investment Partners, Ltd.
                                                                           (2001-2002). Executive Vice President, the Phoenix
                                                                           Funds Family (2004-2006). Executive Vice President,
                                                                           Phoenix Investment Partners, Ltd. (2004-2006), Phoenix
                                                                           Investment Counsel, Inc. (2005-2006), Euclid Advisers,
                                                                           LLC (2005-2006), Rutherford Financial Corporation
                                                                           (2005-2006), Phoenix/Zweig Advisers, LLC (2005-2006)
                                                                           and DPCM Holding, Inc. (2005-2007). Senior Vice
                                                                           President and Chief Operating Officer, Asset
                                                                           Management, The Phoenix Companies, Inc. (2004-2007).

Marilyn E. LaMarche**               Served since             58            Limited Managing Director, Lazard Freres & Co.
Lazard Freres & Co. LLC             2002.                                  LLC (1997-present). Trustee/Director, Phoenix
30 Rockefeller Plaza,                                                      Funds Family (2002-present). Director, The
59th Floor                                                                 Phoenix Companies, Inc. (2001-2005) and Phoenix
New York, NY 10020                                                         Life Insurance Company (1989-2005).
Trustee

DOB: 5/11/34

                                       TERM OF
                                      OFFICE AND    NUMBER OF PORTFOLIOS
NAME, ADDRESS, POSITION(S) WITH       LENGTH OF        IN FUND COMPLEX       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
TRUST AND DATE OF BIRTH              TIME SERVED     OVERSEEN BY TRUSTEE           OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------              -----------     -------------------           -----------------------------------


Philip R. McLoughlin***             Served since             78            Director, PXRE Corporation (Reinsurance)
200 Bridge Street                   1989.                                  (1985-present), World Trust Fund (1991-present).
Chatham, MA 02633                                                          Director/Trustee, Phoenix Funds Complex
Chairman                                                                   (1989-present). Management Consultant
DOB: 10/23/46                                                              (2002-2004), Chairman (1997-2002), Chief
                                                                           Executive Officer (1995-2002), Director
                                                                           (1995-2002), Phoenix Investment Partners, Ltd.,
                                                                           Director and Executive Vice President, The
                                                                           Phoenix Companies, Inc. (2000-2002). Director
                                                                           (1994-2002) and Executive Vice President,
                                                                           Investments (1987-2002), Phoenix Life Insurance
                                                                           Company. Director (1983-2002) and Chairman
                                                                           (1995-2002), Phoenix Investment Counsel, Inc.
                                                                           Director (1982-2002), Chairman (2000-2002) and
                                                                           President (1990-2000), Phoenix Equity Planning
                                                                           Corporation. Chairman and President,
                                                                           Phoenix/Zweig Advisers LLC (2001-2002). Director
                                                                           (2001-2002) and President (April 2002-September
                                                                           2002), Phoenix Investment Management Company.
                                                                           Director and Executive Vice President, Phoenix
                                                                           Life and Annuity Company (1996-2002). Director
                                                                           (1995-2000) and Executive Vice President
                                                                           (1994-2002) and Chief Investment Counsel
                                                                           (1994-2002), PHL Variable Insurance Company.
                                                                           Director, Phoenix National Trust Holding Company
                                                                           (2001-2002). Director (1985-2002) and Vice
                                                                           President (1986-2002) and Executive Vice
                                                                           President (April 2002-September 2002), PM
                                                                           Holdings, Inc. Director, WS Griffith Associates,
                                                                           Inc. (1995-2002). Director, WS Griffith
                                                                           Securities, Inc. (1992-2002).

*   Mr. Aylward is an "interested person" as defined in the 1940 Act, by reason of his position with Phoenix Investment
    Partners, Ltd. and its affiliates.


**  Ms.  LaMarche is an "interested  person," as defined in the 1940 Act, by reason of her former position as Director of
    The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

*** Mr.  McLoughlin  is an  "interested  person," as defined in the 1940 Act, by reason of his former  relationship  with
    Phoenix Investment Partners, Ltd., and its affiliates.


                                             OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                POSITION(S) HELD WITH
NAME, ADDRESS                    TRUST AND LENGTH OF                           PRINCIPAL OCCUPATION(S)
AND DATE OF BIRTH                    TIME SERVED                                 DURING PAST 5 YEARS
-----------------                    -----------                                 -------------------

Francis G. Waltman              Senior Vice President   Senior Vice President, Asset Management, The Phoenix Companies, Inc.
DOB: 7/27/62                    since 2004.             (since 2006). Senior Vice President, Asset Management Product Development,
                                                        Phoenix Investment Partners, Ltd. (2005-present). Senior Vice President and
                                                        Chief Administrative Officer, Phoenix Investment Partners, Ltd. (2003-2004).
                                                        Senior Vice President and Chief Administrative Officer, Phoenix Equity
                                                        Planning Corporation (1999-2003). Senior Vice President, certain funds within the Phoenix Funds Family (2004-present).

Marc Baltuch                    Vice President and      Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present).
900 Third Avenue                Chief Compliance        Vice President and Chief Compliance Officer, certain funds in the Phoenix
New York, NY 10022              Officer since 2004.     Funds Complex (2004-present). Vice President, The Zweig Total Return Fund,
DOB: 9/23/45                                            Inc. and The Zweig Fund, Inc. (2004-present). President and Director,
                                                        Watermark Securities, Inc. (1991-present). Assistant Secretary, Gotham
                                                        Advisors Inc. (1990-present). Secretary, Phoenix-Zweig Trust (1989-2003) and
                                                        Secretary, Phoenix-Euclid Market Neutral Fund (1999-2002).

                                POSITION(S) HELD WITH
NAME, ADDRESS                    TRUST AND LENGTH OF                           PRINCIPAL OCCUPATION(S)
AND DATE OF BIRTH                    TIME SERVED                                 DURING PAST 5 YEARS
-----------------                    -----------                                 -------------------

Kevin J. Carr                   Vice President,         Vice President and Counsel, Phoenix Life Insurance Company (May
One American Row                Counsel, Chief Legal    2005-present). Vice President, Counsel, Chief Legal Officer and
Hartford, CT 06102              Officer and Secretary   Secretary, certain funds within the Phoenix Funds Complex (May
DOB: 8/30/54                    since 2005.             2005-present). Compliance Officer of Investments and Counsel,
                                                        Travelers Life & Annuity (January 2005-May 2005). Assistant General
                                                        Counsel, The Hartford Financial Services Group (1999-2005).

W. Patrick Bradley              Chief Financial         Second Vice President, Fund Administration, Phoenix Equity Planning
DOB: 3/2/72                     Officer and Treasurer   Corporation (2004-present). Chief Financial Officer and Treasurer
                                since 2006.             (2006-present) or Chief Financial Officer and Treasurer
                                                        (2005-present), certain funds within the Phoenix Funds Family. Vice
                                                        President, Chief Financial Officer, Treasurer and Principal
                                                        Accounting Officer, The Phoenix Edge Series Fund (since 2006).
                                                        Assistant Treasurer, certain funds within the Phoenix Funds Complex
                                                        (2004-2006). Senior Manager (2002-2004), Manager (2000-2002), Audit,
                                                        Deloitte & Touche, LLP.

COMMITTEES OF THE BOARD

   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. They are:


   THE AUDIT COMMITTEE. The Audit Committee's is responsible for overseeing the Funds' accounting and auditing policies and practices. The Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Francis E. Jeffries, Geraldine M. McNamara, James M. Oates and Richard E. Segerson. The Committee met four times during the Trust's last fiscal year.

   THE EXECUTIVE AND COMPLIANCE COMMITTEE. The function of the Executive and Compliance Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees as well as to act on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are E. Virgil Conway Harry Dalzell-Payne, Leroy Keith, Jr., Philip R. McLoughlin, Geraldine M. McNamara and James M. Oates. Each of the members is an independent Trustee, except Mr. McLoughlin, who is an Interested Trustee. The Committee met 11 times during the Trust's last fiscal year.

   THE GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as trustees, including as Independent Trustees and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Geraldine M. McNamara and Ferdinand L.J. Verdonck. The Committee met four times during the Trust's last fiscal year.

   The Board has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder submitting a nomination must hold for at least one full year 5% of the shares of a series of the Trust. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.

COMPENSATION


   Trustees who are not employed by the Adviser or its affiliates receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices, but are compensated for their services by the Adviser or an affiliate of the Adviser. The Trust does not have any retirement plan for its Trustees.

   For the Trust's fiscal year ended November 30, 2006, the Trustees received the following compensation:


              NAME OF TRUSTEE        AGGREGATE         TOTAL COMPENSATION FROM
              ---------------       COMPENSATION        TRUST AND FUND COMPLEX
 INDEPENDENT TRUSTEES                FROM TRUST      (80 FUNDS) PAID TO TRUSTEES
 --------------------                ----------      ---------------------------


E. Virgil Conway                      $26,635                 $205,750
Harry Dalzell-Payne                   $20,636                 $202,145
Francis E. Jeffries*                  $24,513                 $166,000
Leroy Keith, Jr.                      $ 9,981                 $115,723
Geraldine M. McNamara*                $26,125                 $199,000
James M. Oates                        $12,435                 $144,862
Richard E. Segerson*                  $ 8,763                 $103,000
Ferdinand L.J. Verdonck               $ 7,774                 $ 91,500

              NAME OF TRUSTEE        AGGREGATE         TOTAL COMPENSATION FROM
              ---------------       COMPENSATION        TRUST AND FUND COMPLEX
 INDEPENDENT TRUSTEES                FROM TRUST      (80 FUNDS) PAID TO TRUSTEES
 --------------------                ----------      ---------------------------
INTERESTED TRUSTEES
-------------------

George R. Aylward                     $     0                 $      0
Marilyn E. LaMarche                   $ 7,228                 $ 85,000
Philip R. McLoughlin                  $26,004                 $283,000


* These Trustees have previously deferred compensation (and the earnings thereon) in the following amounts: Mr. Jeffries, $610,272.16; Ms. McNamara, $304,818.54 and Mr. Segerson, $121,901.72.


TRUSTEE OWNERSHIP OF SECURITIES


   Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2006.


                                                                      AGGREGATE DOLLAR RANGE OF TRUSTEE
                                                                            OWNERSHIP IN ALL FUNDS
                                DOLLAR RANGE OF EQUITY SECURITIES           OVERSEEN BY TRUSTEE IN
          NAME OF TRUSTEE            IN A FUND OF THE TRUST             FAMILY OF INVESTMENT COMPANIES
          ---------------            ----------------------             ------------------------------
INDEPENDENT TRUSTEES
--------------------
E. Virgil Conway                             None                                Over $100,000
Harry Dalzell-Payne                          None                                     None
Francis E. Jeffries                          None                                Over $100,000
Leroy Keith, Jr.                             None                                  $1-$10,000
Geraldine M. McNamara                        None                                Over $100,000
James M. Oates                               None                                Over $100,000
Richard E. Segerson                          None                                Over $100,000
Ferdinand L.J. Verdonck                      None                                     None


INTERESTED TRUSTEES
-------------------

George R. Aylward                            None                               $50,001-$100,000
Marilyn E. LaMarche                          None                                     None
Philip R. McLoughlin                         None                                Over $100,000

    At March 1, 2007, the Trustees and officers as a group owned less than 1% of the outstanding shares of any of the Funds.


PRINCIPAL SHAREHOLDERS


    The following table sets forth information as of March 1, 2007 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of the Funds' equity securities.

NAME OF SHAREHOLDER                         FUND AND CLASS                      PERCENTAGE OF THE CLASS    NUMBER OF SHARES
-------------------                         --------------                      -----------------------    ----------------
Charles Schwab & Co., Inc.                  Real Estate Securities Fund                  15.98%             6,067,917.625
Special Custody Account for the             Class A
Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

Citigroup Global Markets Inc.               International Strategies Fund                16.01%                30,017.559
House Account                               Class C
XXXXXXX1250                                 Real Estate Securities Fund                  11.10%               211,566.018
Attn: Peter Booth, 7th Floor                Class B
333 W 34th Street                           Real Estate Securities Fund                  19.64%               646,752.754
New York, NY 10001-2402                     Class C

First Clearing, LLC                         Emerging Markets Bond Fund                    6.45%                 9,121.353
A/C XXXX-6928                               Class C
Bertram Bachman R/O IRA
FCC as Custodian

NAME OF SHAREHOLDER                         FUND AND CLASS                      PERCENTAGE OF THE CLASS    NUMBER OF SHARES
-------------------                         --------------                      -----------------------    ----------------
LPL Financial Services
A/C XXXX-5548                               Emerging Markets Bond Fund                    8.17%                11,552.793
9785 Towne Centre Drive                     Class C
San Diego, CA 92121-1968

MLPF&S for the Sole                         Emerging Markets Bond Fund                    6.84%                61,832.528
Benefit of its Customers                    Class B
Attn: Fund Administration                   Emerging Markets Bond Fund                    5.91%                 8,355.412
4800 Deer Lake Dr. E. 3rd Fl.               Class C
Jacksonville, FL 32246-6484                 International Strategies Fund                 5.30%               318,419.095
                                            Class A
                                            Real Estate Securities Fund                  11.25%             4,272,039.215
                                            Class A
                                            Real Estate Securities Fund                  22.41%               427,221.926
                                            Class B
                                            Real Estate Securities Fund                  20.45%               673,557.541
                                            Class C

Phoenix Equity Planning Corp.               International Strategies Fund                 5.73%                10,735.963
Attn. Corp. Accounting                      Class C
56 Prospect Street
Hartford, CT 06103-2818

Phoenix Wealth Builder PHOLIO               International Strategies Fund                17.14%             1,030,599.823
Attn: Chris Wilkos                          Class A
Shareholder Services Dept
C/O Phoenix Equity Planning
101 Munson Street
Greenfield, MA 01301-9684

Phoenix Wealth Guardian PHOLIO              International Strategies Fund                 5.72%               343,682.649
Attn: Chris Wilkos                          Class A
Shareholder Services Dept
C/O Phoenix Equity Planning
101 Munson Street
Greenfield, MA 01301-9684

Reliance Trust CO FBO Lifestyles CR         Real Estate Securities Fund                  11.13%                35,255.894
P.O. Box 48529                              Class I
Atlanta, GA 30362-1529

Reliance Trust CO FBO Lifestyles RR         Real Estate Securities Fund                  87.87%               278,386.065
P.O. Box 48529                              Class I
International Strategies Fund

State Street Bank & Trust Co.               Emerging Markets Bond Fund                   14.43%                20,408.265
Cust. For the IRA Rollover of               Class C
Betty T. Canedy
1019 S 106th Plz. Apt. 201
Omaha, NE 68114-4723



                             ADDITIONAL INFORMATION

CAPITAL STOCK AND ORGANIZATION


   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different series or Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and so on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular Class of Shares), a separate vote of that Fund or Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the shareholders may call the meeting. The Trustees will assist the shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.


   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.


   Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which a court refuses to apply Delaware law and the Trust itself would be unable to meet its obligations.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110 serves as the independent registered public accounting firm for the Trust.
PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.

CUSTODIANS AND TRANSFER AGENT

   State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110 serves as the Funds' custodian. The Trust has authorized the custodians to appoint one or more subcustodians for the assets of the Trust held outside the United States. The securities and other assets of each Fund of the Trust are held by each Custodian or any subcustodian separate from the securities and assets of each other Fund.

   Pursuant to an Amended and Restated Transfer Agency and Service Agreement with the Phoenix Funds, PEPCO acts as transfer agent for the Trust (the "Transfer Agent") for which it is paid $21.25 for each designated daily dividend shareholder account and $16.95 for each designated non-daily dividend shareholder account plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent. Boston Financial Data Services, Inc. serves as subtransfer agent pursuant to a Subtransfer Agency Agreement.

REPORTS TO SHAREHOLDERS

   The fiscal year of the Trust ends on November 30. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Trust's independent registered public accounting firm, PricewaterhouseCoopers LLP, will be sent to shareholders each year and is available without charge upon request.

FINANCIAL STATEMENTS


   The Funds' financial statements for the Trust's fiscal year ended November 30, 2006, appearing in the Fund's 2006 Annual Report, are incorporated herein by reference.

                                    APPENDIX

A-1 AND P-1 COMMERCIAL PAPER RATINGS

   The Trust will only invest in commercial paper which at the date of investment is rated A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Services, Inc., or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

   Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

   The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they compromise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:        Bonds which are rated Ba are judged to have speculative elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA:        Bonds rated AA also qualify as high-quality debt obligations.
           Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B,
CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                          PHOENIX MULTI-PORTFOLIO FUND

                           PART C -- OTHER INFORMATION

ITEM 23.  EXHIBITS


          a.1. Agreement and Declaration of Trust of the Registrant, dated August 17, 2000, filed via EDGAR with Post-Effective Amendment No. 31 (File No. 033-19423) on November 30, 2000 and
                 incorporated herein by reference.

          a.2.* Amendment to Agreement and Declaration of Trust of the Registrant, dated November 16, 2006 , filed via EDGAR herewith.


          b.1. Amended and Restated By-Laws of the Registrant dated November 16, 2005, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-19423) on October 27, 2006 and incorporated herein by reference.

          b.2. Amendment No. 1 to the Amended and Restated By-Laws of the Registrant, dated August 23, 2006, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-19423) on October 27, 2006 and incorporated herein by reference.

          c. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.

          d.1. Amended and Restated Investment Advisory Agreement between the Registrant and Phoenix Investment Counsel, Inc. ("PIC"), dated November 20, 2002, filed via EDGAR with Post-Effective Amendment No. 36 (File No. 033-19423) on March 26, 2003 and incorporated herein by reference.

          d.2. Second Amendment to the Amended and Restated Investment Advisory Agreement between Registrant and PIC, dated September 1, 2006, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-19423) on October 27, 2006 and incorporated herein by reference.

          d.3. Amendment to Amended and Restated Investment Advisory Agreement dated July 1, 2005, covering Phoenix Emerging Markets Bond Fund, Phoenix International Strategies Fund and Phoenix Tax-Exempt Bond Fund filed via with Post-Effective Amendment No. 44 (File No. 033-19423) on March 30, 2006 and incorporated herein by reference.

          d.4 Subadvisory Agreement between PIC and Acadian Asset Management, Inc. ("Acadian") dated July 1, 2005, on behalf of the Phoenix International Strategies Fund filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-19423) on March 30, 2006 and incorporated herein by reference.

          d.5. Subadvisory Agreement between PIC and New Star Institutional Managers, Ltd. ("New Star") dated July 1, 2005, on behalf of the Phoenix International Strategies Fund filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-19423) on March 30, 2006 and incorporated herein by reference.


          d.6.   Subadvisory Agreement between PIC and HSBC Halbis Partners
                 (USA) Inc. (N/K/A Halbis Capital Management (USA) Inc. ("Halbis")) dated December 1, 2005, on behalf of the Phoenix Emerging Markets Bond Fund filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-19423) on March 30, 2006 and incorporated herein by reference.


          d.7. Subadvisory Agreement between PIC and Duff & Phelps Investment Management Co. ("DPIM") dated September 1, 2006, on behalf of the Phoenix Real Estate Securities Fund filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-19423) on October 27, 2006 and incorporated herein by reference.

          e.1. Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation ("PEPCO") dated November 19, 1997, filed via EDGAR as Exhibit 6.1 with Post-Effective Amendment No. 22 (File No. 033-19423) on January 26, 1998, and incorporated herein by reference.

          e.2. Form of Sales Agreement between PEPCO and dealers, effective June, 2006 filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-19423) on October 27, 2006 and incorporated herein by reference.


          f. Form of Deferred Compensation Plan previously applicable to the Board of Trustees filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-19423) on March 30, 2006 and incorporated herein by reference.


          g.1. Master Custodian Contract between Registrant and State Street Bank and Trust Company ("State Street") dated May 1, 1997, filed via EDGAR as Exhibit 8.1 with Post-Effective Amendment No. 22 (File No. 033-19423) on January 26, 1998, and
                 incorporated herein by reference.

          g.2. Amendment dated February 10, 2000 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street filed via EDGAR with Post-Effective Amendment No. 42 (File No. 033-19423) on March 29, 2005 and incorporated herein by reference.

          g.3. Amendment dated July 2, 2001 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street, filed via EDGAR with Post-Effective Amendment No. 40 (File No. 033-19423) filed on March 26, 2004 and incorporated herein by reference.

          g.4. Amendment dated May 10, 2002 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street filed via EDGAR with Post-Effective Amendment No. 42 (File No. 033-19423) on March 29, 2005 and incorporated herein by reference.

          h.1. Sub-Transfer Agency and Service Agreement between PEPCO and Boston Financial Data Services, Inc., dated as of January 1, 2005, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-19423) on March 30, 2006 and incorporated herein by reference.


          h.2. Amended and Restated Transfer Agency and Service Agreement between Phoenix Funds and PEPCO dated July 1, 2006, filed via EDGAR with Post-Effective Amendment No. 45 (File No. 033-19423) on December 28, 2006 and incorporated herein by reference.

          h.3. Administration Agreement between Registrant and PEPCO dated July 1, 2006, filed via EDGAR with Post-Effective Amendment No. 45 (File No. 033-19423) on December 28, 2006 and incorporated herein by reference.

          h.4.* Expense Limitation Agreement between Registrant and PIC dated April 1, 2006, filed via EDGAR herewith.

          i. Opinion and Consent of Counsel filed via EDGAR with Post-Effective Amendment No. 45 (File No. 033-19423) on December 28, 2006 and incorporated herein by reference.


          j.* Consent of Independent Registered Public Accounting Firm filed via EDGAR herewith.

          k.     Not applicable.

          l. Initial Capital Agreement, filed via EDGAR as Exhibit 13 with Post-Effective Amendment No. 22 (File No. 033-19423) on January 26, 1998, and incorporated herein by reference.


          m.1.* Class A Shares Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, dated March 1, 2007, filed via EDGAR herewith.

          m.2.* Class B Shares Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, dated March 1, 2007, filed via EDGAR herewith.

          m.3.* Class C Shares Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, dated March 1, 2007, filed via EDGAR herewith.


          m.4. First Amendment to Class A Shares Amended and Restated Distribution Plan effective May 21, 2003, filed via EDGAR with Post-Effective Amendment No. 42 (File No. 033-19423) on March 29, 2005 and incorporated herein by reference.

          n. 2006 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, adopted August 23, 2006, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-19423) on October 27, 2006 and incorporated herein by reference.

          o.     Reserved.

          p.1. Amended and Restated Code of Ethics of the Phoenix Funds and the Distributor (PEPCO) dated February 2006, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-19423) on March 30, 2006 and incorporated herein by reference.

          p.2. Amended and Restated Code of Ethics of the Adviser (PIC) dated February 2006, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-19423) on March 30, 2006 and incorporated herein by reference.


          p.3. Amended and Restated Code of Ethics of DPIM dated August 30, 2006, filed via EDGAR with Post-Effective Amendment No. 45 (File No. 033-19423) on December 28, 2006 and incorporated herein by reference.


          p.4. Code of Ethics of Acadian dated April 2006, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-19423) on October 27, 2006 and incorporated herein by reference.


          p.5.* Code of Ethics of Halbis dated December 2006, filed via EDGAR herewith.

          p.6. Code of Conduct of New Star dated January 2005, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-19423) on March 30, 2006 and incorporated herein by reference.

          q. Power of Attorney for all Trustees dated November 15, 2006, filed via EDGAR with Post-Effective Amendment No. 45 (File No. 033-19423) on December 28, 2006 and incorporated herein by reference.

    -----------------
    *Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND
    None.

ITEM 25. INDEMNIFICATION

    The Agreement and Declaration of Trust dated August 17, 2000 and the By-Laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Amended and Restated Investment Advisory Agreement, Underwriting Agreement, Master Custodian Contract and Amended and Restated Transfer Agency and Service Agreement, as amended, each provides that the Trust will indemnify the other party (or parties, as the case may be) to the Agreement for certain losses.

    Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS AND
         SUBADVISER

    See "Management of the Funds" in the Prospectus and "Services of the Advisers and Subadvisers" and "Management of the Trust" in the Statement of Additional Information for information which is included in this Post-Effective Amendment regarding the business of the Advisers. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Advisers, reference is made to the Advisers' current Form ADV (PIC: SEC File No. 801-5995; DPIM: SEC File No. 801-14813
Acadian: SEC File No. 801-28078; New Star: SEC File No. 801-26315 and Halbis:
SEC File No. 801-64301) filed under the Investment Advisers Act of 1940, incorporated herein by reference.


ITEM 27. PRINCIPAL UNDERWRITER

    (a) PEPCO serves as the principal underwriter for the following registrants:

    Phoenix Adviser Trust, Phoenix Asset Trust, Phoenix CA Tax-Exempt Bond Fund, Phoenix Equity Series Fund, Phoenix Equity Trust, Phoenix Insight Funds Trust, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 06, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix Opportunities Trust, Phoenix PHOLIOs(SM), Phoenix Portfolios, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account, PHLVIC Variable Universal Life Account and PHL Variable Separate Account MVA1.

    (b)  Directors and executive officers of PEPCO are as follows:

            NAME AND PRINCIPAL              POSITIONS AND OFFICES            POSITIONS AND OFFICES
             BUSINESS ADDRESS                  WITH DISTRIBUTOR                  WITH REGISTRANT
             ----------------                  ----------------                  ---------------

George R. Aylward                     Director and                        President
56 Prospect Street                    Executive Vice President
P.O. Box 150480
Hartford, CT 06115-0480

John H. Beers                         Vice President                      Assistant Secretary
One American Row                      and Secretary
P.O. Box 5056
Hartford, CT 06102-5056

Kevin J. Carr                         Vice President                      Vice President, Counsel, Chief
One American Row                      and Assistant Secretary             Legal Officer and Secretary
P.O. Box 5056
Hartford, CT 06102-5056

            NAME AND PRINCIPAL              POSITIONS AND OFFICES            POSITIONS AND OFFICES
             BUSINESS ADDRESS                  WITH DISTRIBUTOR                  WITH REGISTRANT
             ----------------                  ----------------                  ---------------

John R. Flores                        Vice President and                  Anti-Money Laundering Officer
One American Row                      Anti-Money Laundering Officer       and Assistant Secretary
P.O. Box 5056
Hartford, CT 06102-5056


Stephen D. Gresham                    Director and                        None
56 Prospect Street                    Senior Vice President
P.O. Box 150480
Hartford, CT 06115-0480


Michael E. Haylon                     Director                            None
One American Row
P.O. Box 5056
Hartford, CT 06102-5056

David C. Martin                       Vice President and                  None
One American Row                      Chief Compliance Officer
P.O. Box 5056
Hartford, CT 06102-5056

Glenn H. Pease                        Vice President, Finance and         None
56 Prospect Street                    Treasurer
P.O. Box 150480
Hartford, CT 06115-0480


David R. Pellerin                     Vice President and                  None
56 Prospect Street                    Chief Financial Officer
P.O. Box 150480
Hartford, CT 06115-0480


Jacqueline M. Porter                  Assistant Vice President            Vice President and
56 Prospect Street                                                        Assistant Treasurer
P.O. Box 150480
Hartford, CT 06115-0480


Francis G. Waltman                    Director and President              Senior Vice President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480


    (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

   Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include:

Secretary of the Fund:                  Principal Underwriter, Administrator and
  Kevin J. Carr, Esq.                   Transfer Agent:
  One American Row                        Phoenix Equity Planning Corporation
  P.O. Box 5056                           One American Row
  Hartford, CT 06102-5056                 P.O. Box 5056
                                          Hartford, CT 06102-5056
Investment Adviser:
  Phoenix Investment Counsel, Inc.      Custodian and Dividend Dispersing Agent:
  56 Prospect Street                      State Street Bank and Trust Company
  P.O. Box 150480                         225 Franklin Street
  Hartford, CT 06115-0480                 Boston, MA 02110

Investment Subadvisers:
  Acadian Asset Management, Inc.
  One Post Office Square, 20th Floor
  Boston, MA 02109

  Duff & Phelps Investment Management Co.
  55 East Monroe Street
  Chicago, IL 60603

  Halbis Capital Management (USA) Inc.
  452 Fifth Avenue - 18th Floor
  New York, NY 10018


  New Star Institutional Managers Limited
  1 Knightsbridge Green
  London, United Kingdon, SW1X7NE

ITEM 29. MANAGEMENT SERVICES

   None.

ITEM 30. UNDERTAKINGS

   None.

                                   SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of their registration statement under Rule 485(b) of the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 28th day of March, 2007.


                                              PHOENIX MULTI-PORTFOLIO FUND

ATTEST:/s/ KEVIN J. CARR                      BY:/s/ GEORGE R. AYLWARD
           -------------------------------     -------------------------------
           KEVIN J. CARR                             GEORGE R. AYLWARD
           SECRETARY                                 PRESIDENT


   Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on this 28th day of March, 2007.


           SIGNATURE                                     TITLE
           ---------                                     -----

   /s/ George R. Aylward                Trustee and President (principal
   -----------------------------------  executive officer)
   George R. Aylward

   /s/ W. Patrick Bradley               Chief Financial Officer and Treasurer
   -----------------------------------  (principal financial and accounting
   W. Patrick Bradley                   officer)

   ___________________________________  Trustee
   E. Virgil Conway*

   ___________________________________  Trustee
   Harry Dalzell-Payne*

   ___________________________________  Trustee
   Francis E. Jeffries*

   ___________________________________  Trustee
   Leroy Keith, Jr.*

   ___________________________________  Trustee
   Marilyn E. LaMarche*

   ___________________________________  Trustee and Chairman
   Philip R. McLoughlin*

   ___________________________________  Trustee
   Geraldine McNamara*

   ___________________________________  Trustee
   James M. Oates*

   ___________________________________  Trustee
   Richard E. Segerson*

   ___________________________________  Trustee
   Ferdinand L. J. Verdonck*

*By /s/ George R. Aylward
    ------------------------------------
*  George R. Aylward, Attorney-in-fact pursuant to powers of attorney.



                                      S-1